As filed with the Securities and Exchange Commission on December 27, 2022

1933 Act File No. [  ]

1940 Act File No. 811-23849

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	Amendment No.

Morrison Street Income Fund, LLC

(Exact Name of Registrant as Specified in Charter)

4949 Meadows Road

Suite 490

Lake Oswego, Oregon 97035

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(503) 952-0700

(Registrant’s Telephone Number, including Area Code)

Rance S. Gregory

c/o Morrison Street Capital, LLC

4949 Meadows Road

Suite 490

Lake Oswego, Oregon 97035

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

Jon S. Rand, Esq. Stephen T. Cohen, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c), or as follows:

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated December 27, 2022

PROSPECTUS

[ ], 2023

MORRISON STREET INCOME FUND, LLC

SHARES OF LIMITED LIABILITY COMPANY INTERESTS

Ticker: [ ]

Morrison Street Income Fund, LLC (the “Fund”) is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Investment Objective. The Fund seeks to make investments primarily in commercial real estate debt to produce high current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

Interval Fund. The Fund operates as an “interval fund” (defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of limited liability company interests (“Shares”) at net asset value (“NAV”). The Fund will not be required to repurchase Shares at the option of a member holding Shares of the Fund (“Shareholder”) nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. In connection with each repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, investors should consider the Shares to be illiquid.

Simultaneous with the commencement of the Fund’s operations, the Morrison Street Income Fund, L.P. (the “Predecessor Fund”), a private fund that was not registered under the 1940 Act, will be reorganized with and into the Fund. The Fund’s investment objective, strategies and policies, investment adviser and portfolio managers are, in all material respects, equivalent to those of the Predecessor Fund.

Principal Investment Strategies. In pursuing its investment objective, the Fund will primarily invest in commercial real estate debt structures secured by assets located across the United States. The real estate debt structures in which the Fund will invest include whole loans, subordinated debt including mezzanine loans and B-Notes, mortgage bonds, preferred shares of real estate investment trusts (“REITs”), commercial mortgage-backed securities, and other real estate debt securities, with particular focus on originations of commercial real estate mezzanine loans, B-Notes, and whole loans, as well as REIT preferred shares and mortgage-backed securities.

The Fund may undertake strategic dispositions of individual investments or sub-portfolios in the secondary market based on, among other things, general market conditions, the average remaining loan term, and credit quality of an individual investment at the time of sale.

Under normal market conditions, the Fund will invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in REITs. This policy is fundamental and cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving interest rate swaps, caps, floors and collars in an attempt to hedge against interest rate risk in the portfolio related to the line of credit or other borrowings.

Although the Fund may make loan investments of any length, the Fund will generally seek loan investments ranging from 3 to 10 years. The Fund may originate whole loans to retain within the Fund or participate out senior loans while retaining the applicable junior piece within the Fund.

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

●	There is not expected to be any secondary trading market in the Shares.

●	Unlike an investor in most closed-end funds, Shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. However, the Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (at least 5%). An investment in the Fund is considered illiquid.

●	Unlike most closed-end funds, the Shares are not listed on any securities exchange.

●	There is no assurance that quarterly distributions paid by the Fund will be maintained at a certain level or that dividends will be paid at all.

●	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

●	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result, from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 25 of this prospectus.

The date of this prospectus is [ ], 2023.

	Per Share(1)			Total(1)
Public Offering Price	$	[	]	$	[	]
Sales Load(1)		None			None
Proceeds to the Fund (Before Expenses)(2)	$	[	]	$	[	]

(1)	Shares of the Fund are not subject to sales loads.

(2)	Assumes all Shares currently registered are sold in the continuous offering. Morrison Street Capital, LLC (the “Adviser”) will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. The Fund’s estimated organizational and offering expenses (including pre-effective expenses) for the initial 12-month period of investment operations are $[ ] per share. See “Fund Expenses.”

Investment Adviser. The investment adviser to the Fund is Morrison Street Capital, LLC, an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio.

Securities Offered. The Fund is offering on a continuous basis up to [ ] Shares. Shares are not subject to sales loads. The minimum initial investment is $[ ], while subsequent investments may be made in any amount. The Fund reserves the right to waive the investment minimum. Shares are being offered through [ ] (the “Distributor”) at an offering price equal to the Fund’s then current NAV per Share.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information, dated [ ], 2023 (the “Statement of Additional Information”), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information and, when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at 4949 Meadows Road, Suite 490, Lake Oswego, Oregon 97035, by calling (503) 952-0700 or by visiting the Fund’s website at https://morrisonstreetcapital.com. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

i

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

THE FUND

The Fund is a newly organized Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund is operated as an “interval fund” (as defined below).

Simultaneous with the commencement of the Fund’s operations, the Morrison Street Income Fund, L.P. (the “Predecessor Fund”), a private fund that is not registered under the 1940 Act, reorganized with and transferred substantially all its assets into the Fund. The Fund’s investment objective, strategies and policies, investment adviser and portfolio managers are, in all material respects, equivalent to those of the Predecessor Fund.

THE ADVISER	Morrison Street Capital, LLC (“Morrison Street” or the “Adviser”) serves as the Fund’s investment adviser. Morrison Street is registered as an investment adviser with the SEC under the Advisers Act.
INVESTMENT OBJECTIVE	The Fund seeks to make investments primarily in commercial real estate debt to produce high current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.
INVESTMENT OPPORTUNITIES AND STRATEGIES

In pursuing its investment objective, the Fund will primarily invest in commercial real estate debt structures secured by assets located across the United States. The real estate debt structures in which the Fund will invest will include whole loans, subordinated debt including mezzanine loans and B-Notes, mortgage bonds, preferred shares of real estate investment trusts (“REITs”), mortgage bonds, commercial mortgage-backed securities, and other real estate debt securities, with particular focus on commercial real estate mezzanine loans, B-Notes, and whole loans, as well as REIT preferred shares and mortgage-backed securities.

The Fund may undertake strategic dispositions of individual investments or sub-portfolios in the secondary market based on, among other things, general market conditions, the average remaining loan term, and credit quality of an individual investment at the time of sale.

Under normal market conditions, the Fund will invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in REITs. This policy is fundamental and cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving interest rate swaps, caps floors and collars in an attempt to hedge against interest rate risk in the portfolio related to the line of credit or other borrowings.

Although the Fund may make loan investments of any length, the Fund will generally seek loan investments ranging from 3 to 10 years. The Fund may originate whole loans to retain within the Fund or participate out senior loans while retaining the applicable junior piece within the Fund.

PORTFOLIO COMPOSITION

The Fund’s portfolio will consist primarily of:

Real Estate Debt Securities. The Fund’s direct real estate debt investments include commercial real estate loans and other real estate-related securities. The Fund may make such investments through investment and origination of first mortgage loans as well as subordinated debt (mezzanine loans and B-Notes (described below)), commercial mortgage-backed securities (“CMBS”), participating loans, bridge loans and other secured and unsecured real estate-related debt.

Subordinated Debt.  Subordinated debt instruments, sometimes also called “junior debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of mezzanine loans and B-Notes. Mezzanine loans are typically secured by a pledge of some or all of the equity interests of a property’s ownership entity, and will be subordinate to any senior mortgage financing. Typically, mezzanine lenders require an agreement with the first mortgage lender (an “inter-creditor agreement”) whereby the senior lender acknowledges the mezzanine loan documents and provides the mezzanine lender an opportunity to cure senior loan defaults. The mezzanine loan terms are generally co-terminus with the underlying senior loan. Mezzanine loans are utilized to finance business plans for both stabilized or value-added properties and may have loan terms varying from short-term (1-5 years) to long term (8-10+ years). Additionally, as a stand-alone financial instrument, mezzanine loans are in a note form and as such are generally transferrable and relatively saleable. The B-Note subordinated debt structure involves bifurcating the mortgage loan into two separate notes, an A-Note (senior) and a B-Note (junior). The B-Note carries a higher yield than the senior A-Note due to its junior position/priority, and there will be a co-lender agreement between the two lenders which allows the B-Note holder to act first to protect its investment in the event of a delinquency or default by the borrower under the single mortgage securing both the A-Note and the B-Note. Similar to a mezzanine loan, B-Notes are often transferrable and therefore relatively saleable as well. The B-Notes can also apply to properties in various levels of stabilization and subject to shorter and longer underlying loan terms.

Commercial Mortgage-Backed Securities. CMBS are fixed income instruments that are secured by mortgage loans on commercial real property. CMBS typically take the form of multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They generally are structured to provide protection to investors in senior tranches against potential losses on the underlying mortgage loans. Such protection generally is provided by causing holders of subordinated classes of securities to take the first loss in the event of defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional CMBS, cross-collateralization and over-collateralization. The Fund will invest in CMBS.

REIT Preferred Shares. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests. The Fund may invest in preferred shares issued by REITs. Preferred shares are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shares pay a fixed stream of income to investors. As a result, the market value of preferred shares is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred shares have many of the same investment characteristics as debt securities.

LEVERAGE

The Fund may use leverage to the extent permitted by the 1940 Act.  The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e. a credit facility), margin facilities, the issuance of preferred shares or notes and leverage generated by reverse repurchase agreements, dollar rolls or similar transactions in an aggregate amount up to 33 1/3% of the Fund’s total assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage.  The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities.  The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be.  There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does utilize leverage, what percentage of its assets such leverage will represent. See “Investment Objective and Strategies—Leverage.”

MANAGEMENT AND INCENTIVE FEES

Pursuant to the investment advisory agreement, dated as of [ ], 2023 (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) equal to [ ]% of the Fund’s managed assets and an incentive fee (the “Incentive Fee”). A discussion of the factors that the Board of Directors considered in approving the Fund’s advisory agreement will be available in the Fund’s [annual] report for the fiscal period ended [ ].

[The Incentive Fee is calculated as follows: 10.0% of the Fund’s Pre-Incentive Fee Net Investment Income (defined below), if any, that exceeds 2.50% of the Fund’s quarterly rate of return in any calendar quarter is payable to the Adviser once the hurdle rate is reached, subject to a cap. The Fund’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its weighted average net asset value for the calendar quarter.]

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent (the “Transfer Agent”) or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

PERFORMANCE

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Predecessor Fund, reorganized with and into the Fund. The performance of the Shares for periods before the Commencement of Operations is that of the Predecessor Fund. The Predecessor Fund’s performance has been adjusted to reflect the estimated gross expenses of the Shares. For the estimated gross expenses of the Shares, see “Summary of Fees and Expenses.”

For past performance information of the Shares, see “Performance.”

ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT

[ ], acts as [administrator, fund accountant and transfer agent] to the Fund.

[Pursuant to the Fund’s agreements with [ ], [ ] will receive a portion of fees from the Fund for services performed as administrator, transfer agent and fund accountant. [ ] expects to receive a fee based on the average daily net assets of the Fund, subject to an annual minimum amount.]

DISTRIBUTIONS

The Fund’s intends to distribute to its shareholders as dividends all or substantially all of its net investment income and any realized net capital gains. Distributions from the Fund’s net investment income are accrued daily and typically paid [quarterly]. See “Distributions.”

The Board reserves the right to change the distribution policy from time to time.

DIVIDEND REINVESTMENT PLAN	Unless a shareholder indicates another option on the account application, any dividends and capital gain distributions paid to the shareholder by the Fund automatically will be invested in additional shares of the Fund. Alternatively, a shareholder may elect to have: (1) dividends and/or capital gain distributions paid in cash; or (2) the full amount of any dividends and capital gain distributions paid in cash. See “Distributions—Dividend Reinvestment Plan.”
BOARD OF DIRECTORS	The Board has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the Directors are Independent Directors. See “Management of the Fund.”
PURCHASES OF SHARES

The Fund’s Shares are offered on a daily basis. Please see “Plan of Distribution” on page 58 for purchase instructions and additional information.

The minimum initial investment for Shares of the Fund is $[ ]; [subsequent investments may be made in any amount]. The Fund reserves the right to waive the investment minimum.

SHARE REPURCHASE PROGRAM

The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s Shares.

The Fund is an “interval fund,” which is designed to provide some liquidity to Shareholders by making quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with relevant regulatory requirements (as discussed below). In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding Shares. Quarterly repurchases will occur in the months of March, June, September and December starting in [June 2023]. The Fund’s offer to purchase Shares is a fundamental policy that may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notifications of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”), which is ordinarily on the third Friday of the month in which the repurchase occurs. The Fund expects to determine the NAV applicable to repurchases on the business day following the Repurchase Request Deadline. However, the NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”), although the NAV is expected to be determined on the business day following the Repurchase Request Deadline. The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks—Repurchase Offers Risk.”

PLAN OF DISTRIBUTION

[ ] (the “Distributor”) serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use it best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”
UNLISTED CLOSED-END INTERVAL FUND STRUCTURE	The Fund has been organized as a continuously offered, non-diversified closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that closed-end funds shareholders do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not anticipate any secondary market to develop for the Shares in the foreseeable future. Accordingly, an investment in the Fund, unlike an investment in a typical closed-end fund, should not be considered to be a liquid investment. In order to provide some liquidity to shareholders, the Fund is structured as an “interval fund” and will conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5%).
The Fund believes that an unlisted closed-end structure is most appropriate in light of the long-term nature of the Fund’s strategy and the characteristics of its portfolio. This is because, among other things, certain features of open-end funds (such as daily redemptions, which can necessitate the premature sale of investments) could diminish the Fund’s ability to execute its investment strategy. Accordingly, an unlisted closed-end structure helps the Fund achieve its investment objective. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. However, the Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (at least 5%).
VALUATIONS

[The price you pay for your Shares is based on the Fund’s NAV. The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the NYSE is closed on weekends, most federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding. Requests to purchase Shares are processed at the NAV next calculated after the Fund receives your order in proper form plus any applicable sales charge. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase orders until, and calculate the Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day.

In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase the Fund’s shares.

In calculating the Fund’s NAV, portfolio investments for which market quotations are readily available are valued at market value, which is ordinarily determined based on official closing prices or the last reported sale prices of an instrument. If market prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the applicable NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines approved by the Board and implemented by the Adviser as the Fund’s valuation designee. In circumstances where market quotes are not readily available, the Board has approved methods for determining the fair value of such securities and other assets. The Fund determines NAV per Share in accordance with the methodology described in the Adviser’s valuation policy. Valuations of Fund investments are disclosed in reports publicly filed with the SEC.

Notwithstanding the foregoing, given the subjectivity inherent in fair valuation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. The Fund will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Adviser continually monitors and evaluates the appropriateness of the fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolio.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.]

SUMMARY OF TAXATION	The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. See “Distributions” and “Tax Aspects.”

FISCAL YEAR	For accounting purposes, the Fund’s fiscal year expects to be the 12-month period ending on December 31, 2023.
REPORTS TO SHAREHOLDERS	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
RISK FACTORS

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment objective and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks, structure and objectives before deciding whether to invest in the Fund. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For a more complete discussion of the risks of investing in the Fund, see “Types of Investments and Related Risks.” Shareholders should consider carefully the following principal risks before investing in the Fund.

Availability of Investment Opportunities; Competition. The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies and other institutional investors. It is possible that competition for appropriate investment opportunities could increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition could adversely affect the terms upon which investments can be made by the Fund. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s investment objective or to realize upon their values.

B-Notes Risk. The Fund may invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. If a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. Another subordinated debt structure involves bifurcating the mortgage loan into two separate notes, an A-note (senior) and a B-note (junior). The B-note carries a higher yield than the senior A-note due to its junior position/priority, and there will be a co-lender agreement between the two lenders which allows the B-Note holder to act first to protect its investment in the event of a delinquency or default by the borrower under the single mortgage securing both the A-Note and the B-Note. Similar to a mezzanine loan, B-Notes are often transferrable and therefore relatively saleable as well. The B-Notes may also apply to properties in various levels of stabilization and subject to shorter and longer underlying loan terms.

Catastrophes and Terrorism Risk. The underlying mortgage assets of commercial real estate loans are exposed to risks of a catastrophic nature such as earthquakes, floods and hurricanes as well as acts of terrorism. If such risks materialize, they will impact the ability of the relevant borrower to service its debts. It is not possible to predict the severity of the effect that terrorist attacks, regardless of where the attacks are located, would have on the U.S. financial markets and economy or any of the Fund’s investments. It may not be possible to procure adequate insurance concerning these risks.

Change in Laws Risk. Real property is subject to various federal, state and local regulatory requirements, as well as state and local fire-health-safety requirements. Changes in such laws could have a material adverse effect on the performance of an investment. Failure to comply with these requirements could result in the imposition of fines by governmental authorities or civil judgments in favor of private litigants

Commercial Mortgage-Backed Securities (“CMBS”), Collateralized Loan Obligations (“CLOs”) and Other Real Estate Structured Finance Investments. The Fund may invest in CMBS, CLOs and other similar securities, which may be subordinated classes of securities in a structure of securities secured by a pool of mortgages. Accordingly, such securities may be the first or among the first to bear the loss upon a restructuring or liquidation of the underlying collateral and the last to receive payment of interest and principal, with only a nominal amount of equity or other debt securities junior to such positions. The estimated fair values of such subordinated interests tend to be much more sensitive to adverse economic downturns and underlying borrower developments than more senior securities. A projection of an economic downturn, for example, could cause a decline in the price of lower credit quality CMBS or CLOs because the ability of borrowers to make principal and interest payments on the mortgages or loans underlying such securities may be impaired.

Subordinate interests such as CMBS, CLOs and similar structured finance investments generally are not actively traded and are relatively illiquid investments. Volatility in CMBS and CLO trading markets may cause the value of these investments to decline. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline and, as a result, less collateral value is available to satisfy interest and principal payments and any other fees in connection with the trust or other conduit arrangement for such securities, the Fund may incur losses.

With respect to the CMBS and CLOs in which the Fund may invest, control over the related underlying mortgage loans will be exercised through a special servicer or collateral manager designated by a “directing certificateholder” or a “controlling class representative,” or otherwise pursuant to the related securitization documents. The Fund may acquire classes of CMBS or CLOs for which it may not have the right to appoint the directing certificateholder or otherwise direct the special servicing or collateral management. With respect to the management and servicing of those loans, the related special servicer or collateral manager may take actions that could adversely affect the Fund’s interests.

Commercial Real Estate Loans Risk. The Fund intends to make or invest in loans secured by commercial real estate. Real estate loans secured by properties are subject to the risks related to underlying real estate. Commercial mortgage loans are generally secured by income producing property, such as multi-family housing or commercial property, and may entail risks of delinquency and foreclosure, and risks of loss in the event thereof. The ability of a borrower to repay a loan secured by an income producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions (including responding to changing market conditions, planning and implementing rental or pricing structures and causing maintenance and capital improvements to be carried out in a timely fashion), property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property and the occurrence of any uninsured casualty at the property.

Furthermore, rates of defaults and losses on commercial mortgage loans, and the value of any commercial property, may be adversely affected by risks generally incident to interests in real property, including various events which the related borrower and/or manager of the commercial property, may be unable to predict or control. Any default on the loan could result in the Fund acquiring ownership of the property, and the Fund would bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan. In addition, foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on the Fund’s anticipated return on the foreclosed loan. Furthermore, the market for defaulted commercial mortgage loans or foreclosed properties may be very limited. Additionally, a bankruptcy filing by or against the borrower of a commercial loan can delay and impair recovery on a commercial mortgage loan.

The Fund cannot determine whether the values of the properties ultimately securing the loans will remain at the levels existing on the dates of origination of those loans. If the values of the underlying properties decline, the Fund’s risk will increase because of the lower value of the security associated with such loans. In this manner, real estate values could impact the values of the Fund’s loan investments.

Credit Risk. Certain investments may be exposed to the credit risk of the Fund’s counterparties.

Derivatives risk. Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument: the possible default of the other party to the transaction: and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Distributions Risk. The Fund’s distributions may include a return of capital, thus reducing a shareholder’s cost basis in his or her Fund shares and reducing the amount of capital available to the Fund for investment. A shareholder who receives a capital distribution may be subject to tax even if the shareholder has experienced a net loss on his or her investment in the Fund. Any capital returned to shareholders through distributions will be distributed after the payment of fees and expenses.

Eminent Domain Risk. Municipalities and other government subdivisions may, in certain circumstances, seek to acquire certain properties through eminent domain proceedings. Contesting these proceedings could be costly and divert the attention of management from the operation of the Fund, there can be no assurance that a municipality or other government subdivision will not succeed in acquiring the properties and the Fund may suffer significant losses.

Environmental Liabilities Risk. Environmental liabilities may be incurred in connection with the ownership of real property and/or the use of hazardous substances by tenants or property owners.

Under various federal, state and local laws and regulations, a lender can be held liable for the costs of removal or remediation of certain hazardous or toxic substances on or in a property. In some circumstances, liability may be imposed without regard to whether the lender knew of or was responsible for the presence of such hazardous or toxic substances. The cost of any required remediation and the lender’s liability therefore as to any property is generally not limited under such enactments and could exceed the value of the property. Also, borrowers under mortgage loans held by the Fund could default on their mortgage loans due to their inability to pay high remediation costs or costs of defending lawsuits due to an environmental impairment or bringing its property or operations into compliance with environmental laws. Any such liability imposed on the Fund or borrowers under mortgage loans held by the Fund could significantly increase the Fund’s expenses or otherwise cause the Fund to incur significant losses.

General Market Risk. The capital markets may experience periods of disruption, instability and volatility. Such conditions may materially and adversely affect the markets globally and in the jurisdictions in which the Fund invests, which may have a negative impact on the Fund’s performance.

High Yield Securities.  High yield securities (commonly referred to as “junk bonds”) are below investment grade debt securities or comparable unrated securities and are considered predominantly speculative. Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Changes in economic conditions are also more likely to lead to reduce the ability to make principal payments and interest payments. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

Illiquidity Risk. It is expected that most of the securities and instruments held by the Fund will not trade on an exchange, which may carry greater risk.

Incentive Fee Risk. The Investment Advisory Agreement entitles the Adviser an Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee the Adviser received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received.

The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage the Adviser to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Insurance Risk. Certain losses, particularly of a catastrophic nature (such as floods, earthquakes, terrorism or acts of war) may be economically or outright uninsurable. As a result of certain events, such as environmental factors, inflation, changes in building laws or increased building costs, provisions in loan documents, encumbering properties that have been pledged as security for loans, amongst others, insurance proceeds could be insufficient or economically impracticable to fully repair or replace a damaged or destroyed property. If any uninsured loss or a loss that is not fully covered by insurance occurs, the relevant borrower could suffer disruption of income from the property, potentially for an extended period of time, while remaining responsible for any financial obligations relating to the property and, consequently, the Fund could suffer losses in relation to the relevant mortgage assets.

Interest Rate Risk. The Fund is exposed to risks associated with changes in interest rates.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. One-week and two-month U.S. Dollar LIBOR settings were discontinued at the end of 2021, and the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, has announced that for the remaining U.S. Dollar LIBOR settings will continue to be provided on a representative basis until mid-2023. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Abandonment of or modifications to LIBOR may affect the value, liquidity or return on certain Fund investments that reference LIBOR without including fallback provisions and may result in costs incurred in connection with closing out positions and entering into new trades.

Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. The effect of a phase out of LIBOR on instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate differs from that utilized for a Structured Product (as defined below) that holds those securities, the Structured Product would experience an interest rate mismatch between its assets and liabilities. Structured Products generally contemplate a scenario where LIBOR is no longer available by requiring the Structured Product’s administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations. Recently, some Structured Products have included, or have been amended to include, language permitting the Structured Product’s investment manager to implement a market replacement rate upon the occurrence of certain material disruption events. However, not all Structured Products may adopt such provisions, nor can there be any assurance that Structured Products’ investment managers will undertake the suggested amendments when able. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Leverage Risk. The Fund may use leverage, which would cause the Fund’s NAV to be more volatile than it would otherwise be, would cause the Fund to experience losses if earnings on the investments made with borrowed money do not cover the costs associated with borrowing, and may overall increase the risk of investing in the Fund.

Loans Risk. The Fund may make loans which ultimately do not perform. By their nature, these investments involve a high degree of financial risk, and there can be no assurance that the Fund’s rate of return objectives will be realized or that there will be any return of capital. Furthermore, investments in properties operating in workout modes or under the United States Bankruptcy Code are, in certain circumstances, subject to certain additional potential liabilities which may exceed the value of the Fund’s original investment. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments to the Fund and distributions by the Fund to the Partners may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

The ability of the Fund to enforce its rights under loans originated by the Fund will be subject to a number of risks including:

●     Judicial foreclosure is subject to the delays of protracted litigation;

●     Collateral may deteriorate and decrease in value during a foreclosure proceeding or process;

●     The borrower’s right of redemption during foreclosure proceedings can deter or delay the sale of collateral;

●     Unforeseen environmental hazards may subject the Fund to unexpected liability and procedural delays in exercising rights;

●     Property tax and assessment liens can gain priority over a mortgage loan;

●     The rights of junior secured parties in the same property can create procedural hurdles in a foreclosure;

●     Required licensing and regulatory approvals may complicate the ability to foreclose or to sell a foreclosed property where the collateral includes an operating business;

●     Deficiency judgments may be unavailable after foreclosure; and

●     State and federal bankruptcy laws can hinder a lender from pursuing remedies.

Management Risk. The Fund’s financial condition and results of operations could be negatively affected if a strategy used by the Adviser fails to perform as expected.

Mezzanine Loans Risk. The Fund intends to make or invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first-lien mortgage loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the mezzanine loan. If a borrower defaults on debt senior to the loan or interest owned by the Fund, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan may be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When the Fund invests in mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Mortgage-backed securities are subject to prepayment risk because, if interest rates fall, the underlying debt may be repaid ahead of schedule, which would reduce the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the possibility that the Fund to lose money. The value of these securities may be significantly affected by the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The credit risk on such securities is affected by borrowers defaulting on their loans. The values of assets underlying mortgage-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Mortgage Bonds and Real Estate Debt Securities Risk. The Fund may invest in mortgage bonds and real estate debt securities. The collateral underlying these bonds and securities generally consists of mortgage loans secured by income producing property, such as offices, malls, stores, industrial properties, multi-family housing or other commercial property. Performance of a commercial mortgage loan depends primarily on the net income generated by the underlying mortgaged property. The market value of a commercial property similarly depends on its income-generating ability. As a result, income generation will affect both the likelihood of default and the severity of losses with respect to a commercial mortgage loan as well as the value of any underlying securities. The value of commercial real estate is also subject to a number of laws, and limitations on remedies imposed by bankruptcy laws and state laws regarding foreclosures and rights of redemption. Any decrease in income or value of the commercial real estate underlying a given security could result in cash flow delays and losses on that security.

Most commercial mortgage loans underlying mortgage bonds are effectively non-recourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related bonds are likely to be adversely affected.

Mortgage Loans Risk. Loans originated or acquired by the Fund will be subject to certain risks relating to the legal aspects of mortgage loans. Depending upon the applicable state law governing mortgage loans (which laws may differ substantially), the Fund may be adversely affected by the operation of state law with respect to its ability to foreclose upon mortgage loans, the borrower’s right of redemption, the enforceability of assignments of rents, due-on-sale and acceleration clauses in loan instruments, as well as other creditor’s rights provided in such documents and the enforceability of personal guarantees. In addition, the Fund may be subject to liability as a lender with respect to its negotiation, administration, collection and/or foreclosure upon mortgages. Moreover, the Fund may attempt to obtain contractual rights to participate in or substantially influence the management of properties by borrowers which may result in an increased likelihood that a borrower may claim that the Fund interfered with the borrower’s business, acted in bad faith in exercising its management rights or otherwise acted in a manner giving rise to a claim for lender liability. As a lender, the Fund may also be subject to penalties for violation of state usury limitations, which penalties may be triggered by contracting for, charging or receiving usurious interest. Bankruptcy laws may: (i) delay the ability of the Fund to realize on its collateral for one or more loans; (ii) adversely affect the priority thereof through doctrines such as equitable subordination; and/or (iii) result in a restructure of the debt through principles such as the “cramdown” provisions of the bankruptcy laws.

The returns on the investments in mortgage loans will depend, in part, on the rate and timing of principal payments (including both voluntary prepayments, in the case of mortgage loans that permit voluntary prepayment, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, defaults, liquidations or repurchases, for breaches of representations or warranties or other sales of defaulted mortgage loans which, in either case, may not require any accompanying prepayment premium or yield maintenance charge). In addition, if the Fund were to resell mortgage loans that it has acquired, such sales may have substantially the same effect as if such mortgage loans were prepaid in full. The Fund cannot make any assurances as to the anticipated rate of any prepayments (voluntary or involuntary) or sales of the mortgage loans that it may acquire. If a loan fails to repay when expected, or if by reason of bankruptcy or other means a borrower is unable to extend the repayment date, such a delay could negatively affect returns.

Borrowers generally are less likely to voluntarily prepay if prevailing interest rates are at or above the rates of their mortgage loans. On the other hand, borrowers are generally more likely to voluntarily prepay if prevailing interest rates fall significantly below the mortgage interest rates of their mortgage loans. Borrowers are generally less likely to prepay mortgage loans that have a lockout period, yield maintenance charge or prepayment premium provision, to the extent enforceable, than similar mortgage loans without such provisions, with shorter lockout periods or with lower yield maintenance charges or prepayment premiums. No assurances can be given whether any mortgage loans acquired by the Fund will have any such provisions.

Provisions requiring prepayment premiums and yield maintenance charges may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, the Fund cannot provide assurance that the obligation to pay that premium or charge will be enforceable or, if enforceable, that any foreclosure proceeds will be sufficient to pay such prepayment premium or yield maintenance charge.

No Operating History. The Fund is a newly organized, non-diversified, closed-end investment company, and the Fund’s ability to grow depends on its ability to raise capital.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

Real Estate Industry Concentration Risk. The real estate industry and real estate mortgages and securities of companies engaged in the real estate business may experience substantial price volatility. The value of companies engaged in the real estate industry and real estate mortgages and securities of companies engaged in the real estate business is affected by (i) general economic and market conditions; (ii) the value of real estate properties; (iii) local economic conditions, overbuilding and increased competition; (iv) property taxes and operating expenses; (v) zoning laws; (vi) casualty and condemnation losses; (vii) rental income variation, neighborhood values, or property appeal; (viii) the availability of financing and (ix) interest rates and leverage. There are also special risks associated with particular sub-industries, or real estate operations generally.

Real estate markets are highly cyclical. Factors affecting real estate markets include the supply and demand for real estate properties, tenant demand, interest rates and availability of financing, and general and local economic conditions. The Fund is targeting investments with three-to-ten-year investment horizons. The ability of the Fund to sell its investments, obtain repayment of loans it makes and to meet its overall investment objectives will depend in large part on the strength of the commercial real estate markets during that time period. There is no assurance that the U.S. commercial real estate markets will be strong enough to enable the Fund to meet its investment objectives.

Additional risks are presented by the type and use of a particular commercial property. For instance, commercial properties that operate as hospitals and nursing homes can present special risks to lenders due to the significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements which are terminable by the franchisor or operator; and the transferability of a hotel’s operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements. Furthermore, a commercial property might not readily be converted to an alternative use in the event that the operation of such commercial property for its original purpose becomes unprofitable for any reason. In such cases, the conversion of the commercial property to an alternative use would generally require substantial capital expenditures. Thus, if the borrower becomes unable to meet its obligations under the related commercial mortgage loan, the liquidation value of any such commercial property may be substantially less, relative to the amount outstanding on the related commercial mortgage loan, than would be the case if such commercial property were readily adaptable to other uses.

REIT Preferred Shares Risk. Share prices of REIT preferred shares may decline because of adverse developments affecting the real estate industry and real property values. The preferred shares of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. REIT preferred shares are often perpetually callable after a minimum lockout period. The unknown repayment date can make these instruments very sensitive to changes in interest rates and to spreads relative to alternative sources of income. In cases where the REIT common stock declines in value and common dividend yields approach yields on the preferred shares, REIT preferred share prices can decline. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), in any particular year depends on a number of factors. There can be no assurance that an entity will, in fact, qualify as a REIT for tax purposes. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders, and would not pass through to its shareholders the character of income earned by the entity.

Regulatory and Legal Risk. Legal and regulatory changes could occur and may materially adversely affect the Fund.

Renovation and Development Risk. A borrower under a mortgage asset may undertake improvements to properties owned by it (including renovation or development). Renovation and development activities involve the risk that construction may not be completed within budget or on schedule because of cost overruns, work stoppages, force majeure shortages of building materials, the inability of contractors to perform their obligations under construction contracts, defects in plans and specifications or other factors. Any delay in completing the renovation of a mortgage asset may result in increased interest and construction costs and the potential loss of previously identified tenants which could have an adverse effect on net rental income derived from such property.

Repurchase Offer Risk. Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares he or she desires to sell. Accordingly, the Fund should be considered an illiquid investment.

Risk Relating to the Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Unsecured Debt, including Mezzanine Debt Risk. The Fund’s unsecured debt investments, including mezzanine debt investments, generally will be subordinated to senior debt in the event of an insolvency. This may result in risk and loss of principal. Mezzanine loans are typically secured by a pledge of some or all of the equity interests of a property’s ownership entity, and will be subordinate to any senior mortgage financing. Typically mezzanine lenders require an agreement with the first mortgage lender whereby the senior lender acknowledges the mezzanine loan documents and provides the mezzanine lender an opportunity to cure senior loan defaults. The mezzanine loan terms are generally co-terminus with the underlying senior loan. Mezzanine loans are utilized to finance business plans for both stabilized or value-added properties and may have loan terms varying from short-term (1-5 years) to long term (8-10+ years). Additionally, as a stand-alone financial instrument, mezzanine loans are in a note form and as such are generally transferrable and relatively saleable.

Subordination Risk. Certain debt investments acquired by the Fund will be subject to certain additional risks. Such investments may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such investments may not be protected by financial covenants or limitations upon additional indebtedness.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. The table below assumes that the Fund borrows money for investment purposes in an amount approximately equal to [ ]% of its managed assets.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Contingent Deferred Sales Charge (Load)	None
ANNUAL FUND EXPENSES(1) (as a percentage of average net assets attributable to Shares (i.e., common shares)
Management Fee	[	]%
Incentive Fee(2)	[	]%
Interest Payments on Borrowed Funds(3)	[	]%
Other Expenses (4)	[	]%
Total Annual Fund Operating Expenses	[	]%
Less Fee Waiver/Expense Reimbursement(5)	[	]%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	[	]%

(1)	Assumes the Fund raises $[ ] in proceeds in the first 12 months resulting in estimated average net assets of approximately $[ ].

(2)	The Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Adviser during certain periods. However, the Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments in portfolio companies. See “Management and Incentive Fees” for an explanation of how the Incentive Fee is calculated.

(3)	[These expenses represent estimated interest payments the Fund expects to incur in connection with its expected credit facility during the current fiscal year.] See “Investment Objective and Strategies – Leverage.”

(4)	Other expenses include [accounting, legal and auditing fees of the Fund, as well as the reimbursement of the compensation of administrative personnel and fees payable to the Independent Directors]. The amount presented in the table estimates the amounts the Fund expects to pay during the year ending [ ], assuming the Fund raises $[ ] of proceeds during that time.

(5)	The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to [ ]% of the Fund’s average daily net assets (the “Expense Limit”) through at least [ ]. The contractual arrangement may only be changed or eliminated by the Board upon [ ] days’ written notice to the Adviser.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above.

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

1 Year		3 Years		5 Years		10 Years
$	[ ]	$	[ ]	$	[ ]	$	[ ]

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management and Incentive Fees”.

THE FUND

The Fund is a newly organized, [non-diversified], closed-end management investment company that is registered under the 1940 Act. The Fund is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware limited liability company on November 23, 2022 and has no operating history. The principal office of the Fund is located at 4949 Meadows Road, Suite 490, Lake Oswego, OR 97035, and its telephone number is (503) 952-0700.

Simultaneous with the commencement of the Fund’s operations, the Morrison Street Income Fund, L.P. (the “Predecessor Fund”), a private fund that is not registered under the 1940 Act, reorganized with and transferred [substantially all] its assets into the Fund. The Fund’s investment objective, strategies and policies, investment adviser and portfolio managers are, in all material respects, equivalent to those of the Predecessor Fund. For past performance information of the Shares, see “Performance.”

THE ADVISER

Morrison Street Capital, LLC, 4949 Meadows Road, Suite 490, Lake Oswego, OR 97035, an investment adviser registered with the SEC under the Advisers Act, serves as the investment adviser to the Fund. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser was formed in 2002 and provides advisory services to high net worth individuals, endowments and foundations and other institutional investors. As of [ ], 2023, the Adviser had assets under management of approximately $[ ]. The Adviser is wholly-owned by Norris, Beggs & Simpson Companies LLC, an 90-year-old, privately held commercial real estate services firm.

USE OF PROCEEDS

The proceeds from the sale of Shares are invested by the Fund to pursue its investment program and strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund seeks to make investments primarily in commercial real estate debt to produce high current income consistent with the preservation of capital. The investment objective is non-fundamental and can be changed by the Board without Shareholder approval.

Investment Opportunities and Strategies

In pursuing its investment objective, the Fund will primarily invest in commercial real estate debt structures secured by assets located across the United States. The real estate debt structures in which the Fund will invest will include whole loans, subordinated debt including mezzanine loans and B-Notes, mortgage bonds, preferred shares of real estate investment trusts (“REITs”), mortgage bonds, commercial mortgage-backed securities, and other real estate debt securities, with particular focus on commercial real estate mezzanine loans, B-Notes, and whole loans, as well as REIT preferred shares and mortgage-backed securities.

The Fund focuses on originations of investments. The Fund may undertake strategic dispositions of individual investments or sub-portfolios in the secondary market based on, among other things, general market conditions, the average remaining loan term, and credit quality of an individual investment at the time of sale. The Adviser believes there is opportunity to generate attractive risk-adjusted returns by filling the gap between first mortgage proceeds and borrower equity through the origination of small and medium balance subordinated debt positions which are typically structured as either mezzanine loans or B-Notes. The Fund may occasionally undertake strategic dispositions of individual investments or sub-portfolios in the secondary market. The Fund will invest a target allocation of 5% to 20% in cash, cash equivalents, mortgage bonds or similar real estate debt securities in order to enhance portfolio liquidity for portfolio management needs and to satisfy quarterly redemption requests in the manner further set forth herein. In addition to investing in mezzanine loans and B-Notes, the Fund will invest in other, relatively more liquid commercial real estate investments which emphasize income returns, including but not limited to: mezzanine loans, B-Notes, mortgage bonds, REIT preferred shares and other real estate debt securities. The Fund will focus on originations of investments focused on current return, primarily using commercial real estate debt as its collateral.

The Fund will seek to make investments that achieve diversification through geography, product type and duration. The collateral for all real estate debt investments (including mezzanine debt, B-Notes, mortgage bonds and other real estate debt securities) may be located anywhere in the United States. The Fund’s primary product type targets include office, multifamily, retail, industrial and hospitality, though the Fund may also selectively invest in other commercial real estate categories including (among others) self-storage, parking, and student housing properties. The liquidity and duration of the Fund’s investments may vary depending on the relevant property type, property level of stabilization, and investment structure. Ideally the portfolio would include a variety of investments capable of being made liquid along a spectrum from daily, weekly, monthly, quarterly, annually. or medium-term notice periods. Some investments may prove to be more or less liquid than originally intended, and asset management strategies will need to adjust accordingly over time.

Under normal market conditions, the Fund will invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in REITs. This policy is fundamental and cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund.

No more than 10% of the Fund’s gross asset value will be invested in any single investment. No more than 20% of the Fund’s gross asset value may be invested or held in cash, cash equivalents, and REIT preferred shares. The Fund will have authority to modify this threshold, up or down.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving interest rate swaps, including caps, floors and collars in an attempt to hedge against interest rate risk in the portfolio related to the line of credit or other borrowings.

Although the Fund may make loan investments of any length, the Fund will generally seek loan investments ranging from 3 to 10 years. The Fund may originate whole loans to retain within the Fund or participate out senior loans while retaining the applicable junior piece within the Fund.

Portfolio Composition

The Fund’s portfolio will consist primarily of:

Real Estate Debt Securities. The Fund’s direct real estate debt investments include commercial real estate loans and other real estate-related securities. The Fund may make such investments through investment and origination of first mortgage loans as well as subordinated debt (mezzanine loans and B-Notes (described below)), commercial mortgage-backed securities (“CMBS”), participating loans, bridge loans and other secured and unsecured real estate-related debt.

Subordinated Debt.  Subordinated debt instruments, sometimes also called “junior debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of mezzanine loans and B-Notes. Mezzanine loans are typically secured by a pledge of some or all of the equity interests of a property’s ownership entity and will be subordinate to any senior mortgage financing. Typically, mezzanine lenders require an agreement with the first mortgage lender (an “inter-creditor agreement”) whereby the senior lender acknowledges the mezzanine loan documents and provides the mezzanine lender an opportunity to cure senior loan defaults. The mezzanine loan terms are generally co-terminus with the underlying senior loan. Mezzanine loans are utilized to finance business plans for both stabilized or value-added properties and may have loan terms varying from short-term (1-5 years) to long term (8-10+ years). Additionally, as a stand-alone financial instrument, mezzanine loans are in a note form and as such are generally transferrable and relatively saleable. The B-Note subordinated debt structure involves bifurcating the mortgage loan into two separate notes, an A-note (senior) and a B-Note (junior). The B-Note carries a higher yield than the senior A-Note due to its junior position/priority, and there will be a co-lender agreement between the two lenders which allows the B-Note holder to act first to protect its investment in the event of a delinquency or default by the borrower under the single mortgage securing both the A-Note and the B-Note. Similar to a mezzanine loan, B-Notes are often transferrable and therefore relatively saleable as well. The B-Notes can also apply to properties in various levels of stabilization and subject to shorter and longer underlying loan terms.

Commercial Mortgage-Backed Securities. CMBS are fixed income instruments that are secured by mortgage loans on commercial real property. CMBS typically take the form of multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They generally are structured to provide protection to investors in senior tranches against potential losses on the underlying mortgage loans. Such protection generally is provided by causing holders of subordinated classes of securities (“CMBS”) to take the first loss in the event of defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional CMBS, cross-collateralization and over-collateralization. The Fund may invest in CMBS.

REIT Preferred Shares. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests. The Fund may invest in preferred shares issued by REITs. Preferred shares are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shares pay a fixed stream of income to investors. As a result, the market value of preferred shares is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred shares share many investment characteristics with debt securities.

The Investment Process

Morrison Street Capital (the “Adviser”) was formed in 2002 by Norris, Beggs & Simpson Companies, an 90-year-old, privately held commercial real estate services firm, and Rance Gregory, an experienced private equity fund manager with a track record of investing on behalf of several national and international real estate funds. The Adviser functions as an institutional small-balance capital provider for commercial real estate and seeks to target secondary assets in primary markets or prime assets in secondary markets. The Adviser uses loan origination and securities investment tools in an effort to produce a favorable high-yielding fixed-income return. Generally, in advising the Fund, the Adviser will target investments that it believes have the potential for strong risk-adjusted returns over the next 5-10 years.

Since 2003, the Adviser has been actively engaged in providing small balance subordinate debt, equity and structured equity (mezzanine loans, B-Notes, and preferred equity) on commercial real estate assets in secondary markets. These investments have been sourced from mortgage brokers, borrowers and senior lenders (including banks, life insurance companies, and conduit lenders). As an institutional investment platform, the Adviser is uniquely positioned to provide flexible capital solutions and efficient direct loan servicing to commercial real estate owners. Much of the Adviser’s competitive advantage derives from its ability to design customized investment structures most suitable for each transaction, and to adjust its strategies to focus on real estate opportunities that are timely and appropriate at a given point in each market cycle.

The principal owners of the Adviser have diverse real estate backgrounds spanning acquisitions, finance, property management, leasing, investment sales and mortgage banking. The six members of the investment committee of the Fund have over 200 years of combined real estate experience. The Adviser was formed around the belief that small- and mid-cap equity and debt markets may represent greater opportunity for attractive risk-adjusted returns than competing in the large cap institutional investment arena. The Fund will build upon the Adviser’s existing portfolio and market position to identify and complete attractive subordinate debt investments in primarily office, industrial, retail, hotel and multi-family properties nationwide. Select other categories of commercial real estate may also be included from time-to-time, areas such as student housing, parking or self-storage, to name a few examples.

The Adviser generally originates, purchases, or manufactures mezzanine loans and B-notes with the purpose of growing a durable income stream for the Fund’s investors.  As such, the Adviser generally employs a hold-to-maturity strategy for these positions.  However, on occasion, the Adviser may decide to sell a mezzanine loan or B-note.  Disposition decisions, which are approved by the Fund’s Investment Committee, are generally driven by one or more factors including but not limited to: (i) enhancing current return by rotating out of lower yielding positions and redeploying capital into higher yielding loans, (ii) capitalizing on arbitrage of market mis-pricing of risk(s) associated with the characteristics of certain loans , or (iii) mitigating risk by selling underperforming loans, reducing exposure to a particular loan/borrower/product type/submarket, preserving capital, or avoiding  potential need for incremental capital investment.

TYPES OF INVESTMENTS AND RELATED RISKS

Investors should carefully consider the risk factors described below before deciding on whether to make an investment in the Fund.

Principal Risks of Investing in the Fund

Availability of Investment Opportunities; Competition Risk. The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies and other institutional investors. It is possible that competition for appropriate investment opportunities could increase, thus reducing the number of opportunities available to the Fund. Such competition could adversely affect the terms upon which investments can be made by the Fund. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s investment objective or to realize upon their values.

Borrowing Risk and Leverage Risk. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any change in the value of securities in the Fund’s portfolio on the Fund’s net asset value (“NAV”) and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (including commitment fees and/or the cost of maintaining minimum average balances). Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. The Fund may borrow money through a credit facility or other arrangements for investment purposes, to satisfy Shareholder repurchase requests, and to provide the Fund with liquidity. The amount the Fund may borrow is limited by the provisions of Section 18 of the 1940 Act, which requires a fund to have net asset coverage of 300% of the amount of its indebtedness, including amounts borrowed. As a result, the value of the Fund’s total indebtedness may not exceed one-third of the value of the Fund’s total assets, including the value of the any assets purchased using the proceeds of the indebtedness.

B-Notes Risk. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. If a borrower defaults, A-Note holders will be paid first, and there may not be sufficient funds remaining for B-Note holders. Each transaction is individually negotiated, so B-Notes can vary in their characteristics and underlying risks. The Fund cannot predict the terms of each B-Note investment. Further, B-Notes are typically secured by a single property, and, therefore, reflect the increased risks associated with a single property compared to a pool of properties.

Catastrophes and Terrorism Risk. The underlying mortgage assets of commercial real estate loans are exposed to risks of a catastrophic nature such as earthquakes, floods and hurricanes as well as acts of terrorism. If such risks materialize, they will impact the ability of the relevant borrower to service its debts. It is not possible to predict the severity of the effect that terrorist attacks, regardless of where the attacks are located, would have on the U.S. financial markets and economy or any of the Fund’s investments. It may not be possible to procure adequate insurance concerning these risks.

Change in Laws Risk. Real property is subject to various federal, state and local regulatory requirements, as well as state and local fire-health-safety requirements. Changes in such laws could have a material adverse effect on the performance of an investment. Failure to comply with these requirements could result in the imposition of fines by governmental authorities or civil judgments in favor of private litigants

Commercial Mortgage-Backed Securities (“CMBS”) Risk. CMBS are securities generally backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.

CMBS, Collateralized Loan Obligations (“CLOs”) and Other Real Estate Structured Finance Investments Risk. The Fund may invest in CMBS, CLOs and other similar securities, which may be subordinated classes of securities in a structure of securities secured by a pool of mortgages. Accordingly, such securities may be the first or among the first to bear the loss upon a restructuring or liquidation of the underlying collateral and the last to receive payment of interest and principal, with only a nominal amount of equity or other debt securities junior to such positions. The estimated fair values of such subordinated interests tend to be much more sensitive to adverse economic downturns and underlying borrower developments than more senior securities. A projection of an economic downturn, for example, could cause a decline in the price of lower credit quality CMBS or CLOs because the ability of borrowers to make principal and interest payments on the mortgages or loans underlying such securities may be impaired.

Subordinate interests such as CMBS, CLOs and similar structured finance investments generally are not actively traded and are relatively illiquid investments. Volatility in CMBS and CLO trading markets may cause the value of these investments to decline. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline and, as a result, less collateral value is available to satisfy interest and principal payments and any other fees in connection with the trust or other conduit arrangement for such securities, the Fund may incur losses.

With respect to the CMBS and CLOs in which the Fund may invest, control over the related underlying mortgage loans will be exercised through a special servicer or collateral manager designated by a “directing certificateholder” or a “controlling class representative,” or otherwise pursuant to the related securitization documents. The Fund may acquire classes of CMBS or CLOs for which it may not have the right to appoint the directing certificateholder or otherwise direct the special servicing or collateral management. With respect to the management and servicing of those loans, the related special servicer or collateral manager may take actions that could adversely affect the Fund’s interests.

Commercial Real Estate Loans Risk. The Fund intends to make or invest in loans secured by commercial real estate. Real estate loans secured by properties are subject to the risks related to underlying real estate. Commercial mortgage loans are generally secured by income producing property, such as multi-family housing or commercial property, and may entail risks of delinquency and foreclosure, and risks of loss in the event thereof. The ability of a borrower to repay a loan secured by an income producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions (including responding to changing market conditions, planning and implementing rental or pricing structures and causing maintenance and capital improvements to be carried out in a timely fashion), property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property and the occurrence of any uninsured casualty at the property.

Furthermore, rates of defaults and losses on commercial mortgage loans, and the value of any commercial property, may be adversely affected by risks generally incident to interests in real property, including various events which the related borrower and/or manager of the commercial property, may be unable to predict or control. Any default on the loan could result in the Fund acquiring ownership of the property, and the Fund would bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan. In addition, foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on the Fund’s anticipated return on the foreclosed loan. Furthermore, the market for defaulted commercial mortgage loans or foreclosed properties may be very limited. Additionally, a bankruptcy filing by or against the borrower of a commercial loan can delay and impair recovery on a commercial mortgage loan.

The Fund cannot determine whether the values of the properties ultimately securing the loans will remain at the levels existing on the dates of origination of those loans. If the values of the underlying properties decline, the Fund’s risk will increase because of the lower value of the security associated with such loans. In this manner, real estate values could impact the values of the Fund’s loan investments.

Credit Risk. Credit risk is the risk that securities owned by the Fund will decline in value or the issuer of a security owned by the Fund will not be able to make interest or principal payments on the security when due because the issuer of the security experiences a decline in its financial circumstances. Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its respective affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer material losses relating to cyber attacks or other information security breaches in the future. The Fund’s and its respective affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of its respective affiliates and third-party service providers. This could result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future. The Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of issuers or third-party service providers. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. The Fund’s derivative investments have risks similar to their underlying assets and may have additional risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; illiquidity of the derivative investments; risks arising from margin requirements; risks arising from mispricing or valuation complexity; operational and legal risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Operational risk generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Regulation of the derivatives market presents additional risks to the Fund and may limit the ability of the Fund to use, and the availability or performance of, such instruments.

The derivative instruments and techniques that the Fund may principally use include:

Interest Rate Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation, leverage, operational and legal risk. Certain standardized interest rate swaps are now subject to mandatory central clearing and exchange-trading requirements. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate changes are not correctly anticipated by the Fund or if the reference security does not perform as expected.

Distributions Risk. The Fund’s distributions may include a return of capital, thus reducing a shareholder’s cost basis in his or her Fund shares and reducing the amount of capital available to the Fund for investment and likely increasing the Fund’s expense ratio. A shareholder who receives a capital distribution may be subject to tax even though the shareholder has experienced a net loss on his or her investment in the Fund. Shareholders who periodically receive payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. A return of capital to shareholders is a return of a portion of their original investment in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net income or profit.

Eminent Domain Risk. Municipalities and other government subdivisions may, in certain circumstances, seek to acquire certain properties through eminent domain proceedings. Contesting these proceedings could be costly and divert the attention of management from the operation of the Fund, there can be no assurance that a municipality or other government subdivision will not succeed in acquiring the properties and the Fund may suffer significant losses.

Environmental Liabilities Risk. Environmental liabilities may be incurred in connection with the ownership of real property and/or the use of hazardous substances by tenants or property owners.

Under various federal, state and local laws and regulations, a lender can be held liable for the costs of removal or remediation of certain hazardous or toxic substances on or in a property. In some circumstances, liability may be imposed without regard to whether the lender knew of or was responsible for the presence of such hazardous or toxic substances. The cost of any required remediation and the lender’s liability therefore as to any property is generally not limited under such enactments and could exceed the value of the property. Also, borrowers under mortgage loans held by the Fund could default on their mortgage loans due to their inability to pay high remediation costs or costs of defending lawsuits due to an environmental impairment or bringing its property or operations into compliance with environmental laws. Any such liability imposed on the Fund or borrowers under mortgage loans held by the Fund could significantly increase the Fund’s expenses or otherwise cause the Fund to incur significant losses.

Fixed-Income Instruments Risk. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore the Fund’s exposure to changes in interest rates. A fund with a negative average portfolio duration may increase in value when interest rates rise, and generally incurs a loss when interest rates decline. If an issuer calls or redeems an instrument held by a fund during a time of declining interest rates, the Fund might need to reinvest the proceeds in an investment offering a lower yield, and therefore may not benefit from any increase in value as a result of declining interest rates.

Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate instruments to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Subordinated debt instruments that receive payments of interest and principal after other more senior security holders are paid carry the risk that the issuer will not be able to meet its obligations and that the subordinated investments may lose value. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by its cash flow.

Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

High-Yield Securities Risk. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments, which are often thinly traded or subject to irregular trading, may be less liquid than that for higher rated instruments. Such instruments can be more difficult to sell and to value than higher rated instruments because there is generally less public information available about such securities. As a result, subjective judgment may play a greater role in valuing such instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

Illiquid Securities Risk. It is expected that a substantial portion of the securities and instruments in which the Fund invests will not trade on any exchange and will be illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period. Liquidity risk may impact the Fund’s ability to meet shareholder repurchase requests and as a result, the Fund may be forced to sell securities at inopportune prices.

Certain fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities.

Certain Fund investments may be thinly traded or have a limited trading market. Certain investments are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, these investments may be characterized by the Fund as illiquid securities.

Incentive Fee Risk. The Investment Advisory Agreement entitles the Adviser an Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee the Adviser received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received.

The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage the Adviser to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Insurance Risk. Certain losses, particularly of a catastrophic nature (such as floods, earthquakes, terrorism or acts of war) may be economically or outright uninsurable. As a result of certain events, such as environmental factors, inflation, changes in building laws or increased building costs, provisions in loan documents, encumbering properties that have been pledged as security for loans, amongst others, insurance proceeds could be insufficient or economically impracticable to fully repair or replace a damaged or destroyed property. If any uninsured loss or a loss that is not fully covered by insurance occurs, the relevant borrower could suffer disruption of income from the property, potentially for an extended period of time, while remaining responsible for any financial obligations relating to the property and, consequently, the Fund could suffer losses in relation to the relevant mortgage assets.

Interest Rate Risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably for extended periods. As a result, interest rates in the United States and many parts of the world were, until recently, near historically low levels. More recently, interest rates in the U.S. and many other countries have begun rising. Changing interest rates, including the recent increase in interest rates, may have unpredictable effects on markets, including market volatility, and may adversely affect the Fund’s performance. A change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund’s investments and, the Fund’s investments in certain variable-rate and fixed-rate debt securities may be adversely affected.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. One-week and two-month U.S. Dollar LIBOR settings were discontinued at the end of 2021, and the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, has announced that the remaining U.S. Dollar LIBOR settings will continue to be provided on a representative basis until mid-2023. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Abandonment of or modifications to LIBOR may affect the value, liquidity or return on certain Fund investments that reference LIBOR without including fallback provisions and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. The effect of a phase out of LIBOR on instruments in which the Fund may invest is currently unclear.

While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate differs from that utilized for a Structured Product that holds those securities, the Structured Product would experience an interest rate mismatch between its assets and liabilities. Structured Products generally contemplate a scenario where LIBOR is no longer available by requiring the Structured Product’s administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations. Recently, some Structured Products have included, or have been amended to include, language permitting the Structured Product’s investment manager to implement a market replacement rate upon the occurrence of certain material disruption events. However, not all Structured Products may adopt such provisions, nor can there be any assurance that Structured Products’ investment managers will undertake the suggested amendments when able. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Leverage Risk. The Fund may use leverage, which would cause the Fund’s NAV to be more volatile than it would otherwise be, would cause the Fund to experience losses if earnings on the investments made with borrowed money do not cover the costs associated with borrowing, and may overall increase the risk of investing in the Fund.

Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. To the extent that there is not an established liquid market for instruments in which the Fund invests, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity or market turmoil, or in the absence of readily accessible market quotations for an investment in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to that investment may be limited and the Adviser, as the Fund’s valuation designee, may be required to perform a fair valuation of the instrument. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an instrument’s fair value, conducted in accordance with the Fund’s valuation procedures, will in fact approximate the price at which the Fund could sell that instrument at the time of the fair valuation. The Adviser relies on various sources of information to value investments and calculate NAV. The Adviser may obtain information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current or reliable market data or otherwise, which could impact the Adviser ability to accurately value the Fund’s investments or calculate the Fund’s NAV.

Investors who purchase shares of the Fund on, or whose repurchase requests are valued on, days when the Fund is holding instruments that have been fair valued may receive fewer or more shares or lower or higher repurchase proceeds than they would have received if the instruments had not been fair valued or if the Fund had employed an alternative valuation methodology. Such risks may be more pronounced in a changing interest rate environment, and, to the extent the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, it may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” below. The portion of the Fund’s portfolio that is fair valued or difficult to value may vary from time to time. The Fund’s shareholder reports contain detailed information about the Fund’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

Loans Risk. The Fund may make loans which ultimately do not perform. By their nature, these investments involve a high degree of financial risk, and there can be no assurance that the Fund’s rate of return objectives will be realized or that there will be any return of capital. Furthermore, investments in properties operating in workout modes or under the United States Bankruptcy Code are, in certain circumstances, subject to certain additional potential liabilities which may exceed the value of the Fund’s original investment. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments to the Fund and distributions by the Fund to the Partners may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

The ability of the Fund to enforce its rights under loans originated by the Fund will be subject to a number of risks including:

●	Judicial foreclosure is subject to the delays of protracted litigation;

●	Collateral may deteriorate and decrease in value during a foreclosure proceeding or process;

●	The borrower’s right of redemption during foreclosure proceedings can deter or delay the sale of collateral;

●	Unforeseen environmental hazards may subject the Fund to unexpected liability and procedural delays in exercising rights;

●	Property tax and assessment liens can gain priority over a mortgage loan;

●	The rights of junior secured parties in the same property can create procedural hurdles in a foreclosure;

●	Required licensing and regulatory approvals may complicate the ability to foreclose or to sell a foreclosed property where the collateral includes an operating business;

●	Deficiency judgments may be unavailable after foreclosure; and

●	State and federal bankruptcy laws can hinder a lender from pursuing remedies.

Management Risk. The Fund is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other funds with similar investment objectives. The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

Market Risk. In general, the value of Fund investments is affected by activities specific to their issuer as well as general market, economic and political conditions. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio investments. The market value of Fund investments is based upon the market’s perception of value and is not necessarily an objective measure of the investments’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the investments held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying investments to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its investments due to lower trading volume for the investments, less publicly available information about the company and less liquidity in the market for the investments; (iv) the Adviser’s judgment as to the value of an investment may prove to be wrong; and (v) a decline in investor demand for the investments held by the Fund also may adversely affect the value of the securities.

In addition, investments in the Fund’s portfolio may cause the Fund to lose value and/or underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics/pandemics. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. Increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Mezzanine Loans Risk. The Fund intends to make or invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first-lien mortgage loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the mezzanine loan. If a borrower defaults on debt senior to the loan or interest owned by the Fund, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan may be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Mortgage-Backed and Asset-Backed Securities Risk. The price paid by the Fund for asset-backed securities, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. Mortgage-backed securities may be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They may also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities may be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.

Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools may be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. The Fund may invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Bonds and Real Estate Debt Securities Risk. The Fund may invest in mortgage bonds and real estate debt securities. The collateral underlying these bonds and securities generally consists of mortgage loans secured by income producing property, such as offices, malls, stores, industrial properties, multi-family housing or other commercial property. Performance of a commercial mortgage loan depends primarily on the net income generated by the underlying mortgaged property. The market value of a commercial property similarly depends on its income-generating ability. As a result, income generation will affect both the likelihood of default and the severity of losses with respect to a commercial mortgage loan as well as the value of any underlying securities. The value of commercial real estate is also subject to a number of laws, and limitations on remedies imposed by bankruptcy laws and state laws regarding foreclosures and rights of redemption. Any decrease in income or value of the commercial real estate underlying a given security could result in cash flow delays and losses on that security.

Most commercial mortgage loans underlying mortgage bonds are effectively non-recourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related bonds are likely to be adversely affected.

Mortgage Loans Risk. Loans originated or acquired by the Fund will be subject to certain risks relating to the legal aspects of mortgage loans. Depending upon the applicable state law governing mortgage loans (which laws may differ substantially), the Fund may be adversely affected by the operation of state law with respect to its ability to foreclose upon mortgage loans, the borrower’s right of redemption, the enforceability of assignments of rents, due-on-sale and acceleration clauses in loan instruments, as well as other creditor’s rights provided in such documents and the enforceability of personal guarantees. In addition, the Fund may be subject to liability as a lender with respect to its negotiation, administration, collection and/or foreclosure upon mortgages. Moreover, the Fund may attempt to obtain contractual rights to participate in or substantially influence the management of properties by borrowers which may result in an increased likelihood that a borrower may claim that the Fund interfered with the borrower’s business, acted in bad faith in exercising its management rights or otherwise acted in a manner giving rise to a claim for lender liability. As a lender, the Fund may also be subject to penalties for violation of state usury limitations, which penalties may be triggered by contracting for, charging or receiving usurious interest. Bankruptcy laws may: (i) delay the ability of the Fund to realize on its collateral for one or more loans; (ii) adversely affect the priority thereof through doctrines such as equitable subordination; and/or (iii) result in a restructure of the debt through principles such as the “cramdown” provisions of the bankruptcy laws.

The returns on the investments in mortgage loans will depend, in part, on the rate and timing of principal payments (including both voluntary prepayments, in the case of mortgage loans that permit voluntary prepayment, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, defaults, liquidations or repurchases, for breaches of representations or warranties or other sales of defaulted mortgage loans which, in either case, may not require any accompanying prepayment premium or yield maintenance charge). In addition, if the Fund were to resell mortgage loans that it has acquired, such sales may have substantially the same effect as if such mortgage loans were prepaid in full. The Fund cannot make any assurances as to the anticipated rate of any prepayments (voluntary or involuntary) or sales of the mortgage loans that it may acquire. If a loan fails to repay when expected, or if by reason of bankruptcy or other means a borrower is unable to extend the repayment date, such a delay could negatively affect returns.

Borrowers generally are less likely to voluntarily prepay if prevailing interest rates are at or above the rates of their mortgage loans. On the other hand, borrowers are generally more likely to voluntarily prepay if prevailing interest rates fall significantly below the mortgage interest rates of their mortgage loans. Borrowers are generally less likely to prepay mortgage loans that have a lockout period, yield maintenance charge or prepayment premium provision, to the extent enforceable, than similar mortgage loans without such provisions, with shorter lockout periods or with lower yield maintenance charges or prepayment premiums. No assurances can be given whether any mortgage loans acquired by the Fund will have any such provisions.

Provisions requiring prepayment premiums and yield maintenance charges may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, the Fund cannot provide assurance that the obligation to pay that premium or charge will be enforceable or, if enforceable, that any foreclosure proceeds will be sufficient to pay such prepayment premium or yield maintenance charge.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

Non-Listed Closed-end Interval Fund Risk. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when or in the amount that you desire.

Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Real Estate Industry Concentration Risk. The real estate industry and real estate mortgages and securities of companies engaged in the real estate business may experience substantial price volatility. The value of companies engaged in the real estate industry and real estate mortgages and securities of companies engaged in the real estate business is affected by (i) general economic and market conditions; (ii) the value of real estate properties; (iii) local economic conditions, overbuilding and increased competition; (iv) property taxes and operating expenses; (v) zoning laws; (vi) casualty and condemnation losses; (vii) rental income variation, neighborhood values, or property appeal; (viii) the availability of financing and (ix) interest rates and leverage. There are also special risks associated with particular sub-industries, or real estate operations generally.

Real estate markets are highly cyclical. Factors affecting real estate markets include the supply and demand for real estate properties, tenant demand, interest rates and availability of financing, and general and local economic conditions. The Fund is targeting investments with three-to-ten-year investment horizons. The ability of the Fund to sell its investments, obtain repayment of loans it makes and to meet its overall investment objectives will depend in large part on the strength of the commercial real estate markets during that time period. There is no assurance that the U.S. commercial real estate markets will be strong enough to enable the Fund to meet its investment objectives.

Additional risks are presented by the type and use of a particular commercial property. For instance, commercial properties that operate as hospitals and nursing homes can present special risks to lenders due to the significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements which are terminable by the franchisor or operator; and the transferability of a hotel’s operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements. Furthermore, a commercial property might not readily be converted to an alternative use in the event that the operation of such commercial property for its original purpose becomes unprofitable for any reason. In such cases, the conversion of the commercial property to an alternative use would generally require substantial capital expenditures. Thus, if the borrower becomes unable to meet its obligations under the related commercial mortgage loan, the liquidation value of any such commercial property may be substantially less, relative to the amount outstanding on the related commercial mortgage loan, than would be the case if such commercial property were readily adaptable to other uses.

REIT Preferred Shares Risk. Prices of REIT preferred shares may decline because of adverse developments affecting the real estate industry and real property values. The preferred shares of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. REIT preferred shares are often perpetually callable after a minimum lockout period. The unknown repayment date can make these instruments very sensitive to changes in interest rates and to spreads relative to alternative sources of income. In cases where the REIT common stock declines in value and common dividend yields approach yields on the preferred shares, REIT preferred share prices can decline. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), in any particular year depends on a number of factors. There can be no assurance that an entity will, in fact, qualify as a REIT for tax purposes. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders, and would not pass through to its shareholders the character of income earned by the entity.

Repurchase Offers Risk. As described under “Share Repurchase Program,” the Fund is an “interval fund” and, in order to provide liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

Regulatory and Legal Risk. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its shareholders.

Renovation and Development Risk. A borrower under a mortgage asset may undertake improvements to properties owned by it (including renovation or development). Renovation and development activities involve the risk that construction may not be completed within budget or on schedule because of cost overruns, work stoppages, force majeure shortages of building materials, the inability of contractors to perform their obligations under construction contracts, defects in plans and specifications or other factors. Any delay in completing the renovation of a mortgage asset may result in increased interest and construction costs and the potential loss of previously identified tenants which could have an adverse effect on net rental income derived from such property.

Repurchase Offer Risk. Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares he or she desires to sell. Accordingly, the Fund should be considered an illiquid investment.

Unsecured Debt, including Mezzanine Debt Risk. The Fund’s unsecured debt investments, including mezzanine debt investments, generally will be subordinated to senior debt in the event of an insolvency. This may result in risk and loss of principal. Mezzanine loans are typically secured by a pledge of some or all of the equity interests of a property’s ownership entity, and will be subordinate to any senior mortgage financing. Typically mezzanine lenders require an agreement with the first mortgage lender whereby the senior lender acknowledges the mezzanine loan documents and provides the mezzanine lender an opportunity to cure senior loan defaults. The mezzanine loan terms are generally co-terminus with the underlying senior loan. Mezzanine loans are utilized to finance business plans for both stabilized or value-added properties and may have loan terms varying from short-term (1-5 years) to long term (8-10+ years). Additionally, as a stand-alone financial instrument, mezzanine loans are in a note form and as such are generally transferrable and relatively saleable.

Unrated Securities Risk. The Fund may purchase unrated securities which are not rated by a rating agency if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Subordination Risk. Certain debt investments acquired by the Fund will be subject to certain additional risks. Such investments may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such investments may not be protected by financial covenants or limitations upon additional indebtedness.

MANAGEMENT OF THE FUND

Directors

Pursuant to the Limited Liability Company Operating Agreement, the Fund’s business and affairs are managed under the direction of the Board of Directors (the “Board” or “Directors”), which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of [4] members, [3] of whom are considered to be non-interested persons (“Independent Directors”). The Directors are subject to removal or replacement in accordance with Delaware law and the Limited Liability Company Operating Agreement. The Statement of Additional Information provides additional information about the Directors.

Morrison Street Capital, LLC serves as the Fund’s investment adviser pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Board. Pursuant to the Investment Advisory Agreement, the Adviser manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Directors regularly.

The Board, including a majority of the Independent Directors, oversees and monitors the Fund’s investment performance. After an initial two-year term, the Board will review on an annual basis the Investment Advisory Agreement to determine, among other things, whether the fees payable thereunder are reasonable in light of the services provided.

Investment Personnel

The Adviser’s investment team includes:

[ ]

Control Persons and Principal Holders of Securities

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of the date of this Prospectus, other than the Adviser as the initial shareholder, there were no principal shareholders or control persons of the Fund, and all Directors and officers as a group owned beneficially less than 1% of the Fund’s shares. The Adviser is not expected to own greater than 25% of the voting securities of the Fund subsequent to the reorganization of the Predecessor Fund with and into the Fund.

The following table sets forth information concerning beneficial and record ownership, as of [ ], 2023, of the Fund’s shares by each person who beneficially or of record owned more than 5% of the voting securities of the Fund.

Name & Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Fund
[ ]	[ ]	[ ]%

Administrator and Transfer Agent

[ ], acts as [administrator, fund accountant and transfer agent to the Fund pursuant to respective agreements. [ ] provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.] In this capacity, [ ] does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund Shares.

[Pursuant to the Fund’s agreements with [ ], [ ] will receive fees from the Fund for services performed as administrator, transfer agent and fund accountant. [ ] expects to receive a fee based on the average daily net assets of the Fund, subject to an annual minimum amount.]

Custodian

[ ], which has its principal office at [ ], serves as custodian for the Fund.

PERFORMANCE

The following information is intended to help you understand the risks of investing in the Shares. The information illustrates the changes in the performance of the Shares from inception and compares the performance of the Shares to the performance of a securities market index over various periods of time. Past performance is not an indication of future performance.

Simultaneous with the Fund’s Commencement of Operations, the Predecessor Fund reorganized with and into the Fund. The Predecessor Fund maintained objectives, policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same investment adviser and portfolio managers as the Fund.

The performance of the Shares for periods before the Commencement of Operations is that of the Predecessor Fund and includes the expenses of the Predecessor Fund. The performance of the Predecessor Fund was adjusted to reflect the Shares’ estimated expenses for its first year of operations as a registered investment company (after giving effect to any fee waivers or expense reimbursements). The financial statements of the Predecessor Fund were audited for all years that the Predecessor Fund was in existence (since 2021). The performance returns of the Predecessor Fund are unaudited and are calculated by the Adviser on a total return basis. The Predecessor Fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance. The Adviser does not manage any other registered investment companies in addition to the Fund.

MORRISON STREET INCOME FUND, LLC – Predecessor Fund Shares Performance(1)

Monthly and Year-To-Date Returns since Inception ([ ])

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year To Date
[2022]	-%	-%	-%	-%	-%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Average Annual Total Returns as of [ ], 2023

	Fund	[ ](3)	[ ](4)
1 Year	[ ]%	[ ]%	[ ]%
Since Inception(2)	[ ]%	[ ]%	[ ]%

Other Performance Data from Inception

	Fund	[ ]	[ ]
Cumulative Return	[ ]%	[ ]%	[ ]%
Standard Deviation(5)	[ ]%	[ ]%	[ ]%
Largest Drawdown(6)	[ ]%	[ ]%	[ ]%
Drawdown –number of months (7)	[ ]	[ ]	[ ]

1.       The principal value of the Predecessor Fund Shares will fluctuate so that a shareholder’s shares, when redeemed may be lower or higher than the figures shown.

2.       The Predecessor Fund commenced operations on December 27, 2021.

3.       [ ].

4.       [ ].

5.       Measurement of the Fund’s volatility.

6.       The peak to trough decline of an investment.

7.       Number of months of a peak to trough decline of an investment.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including amounts that the Fund pays the Adviser for the investment advisory services to be provided to the Fund.

Expenses borne directly by the Fund include:

●	all organizational and initial offering costs (unless assumed by the Adviser);

●	the cost of calculating the NAV of Shares, including the cost of any third-party pricing or valuation services;

●	the cost of effecting sales and repurchases of Shares and other securities;

●	the Management Fee and Incentive Fee;

●	investment related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses;

●	professional fees relating to investments, including expenses of attorneys, accountants and other experts;

●	fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

●	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

●	transfer agent and custodial fees;

●	Distributor costs;

●	fees and expenses associated with marketing efforts;

●	federal and any state registration or notification fees;

●	federal, state and local taxes;

●	fees and expenses of Directors not also serving in an executive officer capacity for the Fund or the Adviser;

●	the costs of preparing, printing and mailing reports and other communications, including repurchase offer correspondence or similar materials, to Shareholders;

●	fidelity bond, Directors and officers errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone and staff;

●	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund);

●	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

●	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its shares, including but not limited to, costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisors, and third-party due diligence providers;

●	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002; and

●	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Expense Limitation Arrangement

[The Adviser has voluntarily agreed to waive its fees and/or reimburse certain expenses (exclusive of any taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses after fee waiver/expense reimbursement to [ ]% of the Fund’s average daily net assets (the “Expense Limit”) for the first [ ] of the Fund’s operations. The Expense Limit excludes certain expenses and consequently, the Total Annual Fund Operating Expenses after fee waiver/expense reimbursement may be higher than the Expense Limit. The Adviser may amend, extend or discontinue this waiver at any time without advance notice. The Adviser may not recoup from the Fund any waived amount or reimbursed expenses pursuant to this arrangement.]

Organization and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Delaware limited liability company, including the cost of legal services and other fees pertaining to the Fund’s organization. [These costs will be paid by the Fund.]

The Fund’s initial offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. [These costs will be paid by the Fund.]

MANAGEMENT AND INCENTIVE FEES

Pursuant to the investment advisory agreement, dated as of [ ], 2023 (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

Management Fee

The Management Fee is calculated and payable monthly in arrears at the annual rate of [ ]% of the [average daily value of the Fund’s net assets].

[Incentive Fee

The Incentive Fee is calculated as follows: 10.0% of the Fund’s Pre-Incentive Fee Net Investment Income (defined below), if any, that exceeds 2.50% of the Fund’s quarterly rate of return in any calendar quarter is payable to the Adviser once the hurdle rate is reached, subject to the Incentive Fee Cap (defined below). The Fund’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its weighted average net asset value for the calendar quarter. For the avoidance of doubt, no Incentive Fee will be payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the quarterly hurdle rate of 2.50%. For the avoidance of doubt, no Incentive Fee will be payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the quarterly hurdle rate of 2.50%.

The Incentive Fee will be subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in respect of any calendar quarter is an amount equal to (i) 10% of the difference between the Cumulative Net Return (defined below) during the relevant trailing four calendar quarters and the hurdle of 10% of the Fund’s rate of return during the relevant trailing four calendar quarters, less (ii) aggregate Incentive Fees paid in the preceding three calendar quarters.

If, in any calendar quarter, the Incentive Fee Cap is zero or a negative value, no Incentive Fee will be paid in respect of that calendar quarter. If, in any calendar quarter, the Incentive Fee for such calendar quarter would otherwise cause the Incentive Fee to exceed the Incentive Fee Cap, the Incentive Fee will be limited by the Incentive Fee Cap.

Pre-Incentive Fee Net Investment Income. The Incentive Fee is calculated and payable quarterly in arrears and equals 10% of the Fund’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to a preferred return, or “hurdle,” and an Incentive Fee Cap feature. No Incentive Fee will be payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the quarterly hurdle rate of 2.50%. For this purpose, Pre-Incentive Fee Net Investment Income means interest in-come, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from an investment, which are deferred and recognized on a straight-line basis) accrued during the calendar quarter, minus the Fund’s operating expenses for the calendar quarter (including the Management Fee and Fund expenses, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Fund has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, no Incentive Fees are payable in respect of any capital gains, and other than as described in the Incentive Fee Cap, no Incentive Fees are reduced in respect of any capital losses.

Cumulative Net Return. Cumulative Net Return during the relevant trailing four calendar quarters means (i) the Pre-Incentive Fee Net Investment Income in respect of the relevant trailing four calendar quarters less (ii) any Net Capital Loss (defined below), if any, in respect of the relevant trailing four calendar quarters.

Net Capital Loss. Net Capital Loss in respect of a calendar quarter means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in respect of such period and (ii) aggregate capital gains, whether realized or unrealized, in respect of such period.

The Adviser may share a portion of Management Fees and/or Incentive Fees that it receives in respect of additional equity investments in the Fund to one or more affiliates.]

Approval of the Investment Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s annual report on Form N-CSR for the period ending [ ], which will be publicly filed with the SEC.

Additional Payments to Intermediaries and Other Persons

The Adviser or its affiliates, at their own expense and out of their own assets, may make payments (“Additional Payments”) to, or enter into arrangements (including profit sharing arrangements) with, financial intermediaries or other persons (including certain investors and limited partners in the Predecessor Fund) in consideration of services, arrangements, significant investments in Fund shares or other activities that the Adviser and its affiliates believe may, among other things, benefit the Fund’s business, facilitate investment in Fund shares or otherwise benefit the Fund’s shareholders. Additional Payments include payments to certain selling or shareholder servicing agents for the Fund, including broker-dealers, in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Adviser or its affiliates, out of their own resources, which may include profits derived from servicing the Fund. Such payments by such parties may create an incentive for these financial institutions to recommend that you purchase Fund shares. The Additional Payments of the type described above are sometimes referred to as revenue-sharing payments.

In return for these Additional Payments, the Adviser expects to receive certain marketing or servicing advantages that are not generally available to funds that do not make such payments. Such advantages are expected to include, without limitation, significant investments in the Fund; placement of the Fund on a list of funds offered as investment options to the selling agent’s clients (sometimes referred to as “Shelf Space”); access to the selling agent’s registered representatives; and the ability to assist in training and educating the selling agent’s registered representatives.

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular fund over other funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from fund advisers and distributors, as well as how your financial consultant is compensated.

In addition, the Adviser and its affiliates could have a conflict of interest pursuant to a profit sharing arrangement. In particular, the Adviser may have an incentive to act in a manner that is more beneficial to such investors compared to other investors that are not involved in such arrangement.

[DETERMINATION OF NET ASSET VALUE

[The price you pay for your Shares is based on the Fund’s NAV. The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the NYSE is closed on weekends, most federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding. Requests to purchase Shares are processed at the NAV next calculated after the Fund receives your order in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase orders until, and calculate the Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Fund management believes there remains an adequate market to meet purchase orders for that day.

The Adviser, as the Fund’s valuation designee, conducts the valuation of the Fund’s assets, pursuant to which NAV shall be determined, at all times consistent with US GAAP and the 1940 Act. The Adviser, subject to the oversight of the Board, determines the fair value of the Fund’s assets on at least a quarterly basis, in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”). The valuation procedures are set forth in more detail below.

ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same—to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

Level 2 — inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 — inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

The Adviser values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Adviser values liquid securities/instruments that are not traded in an active market using a bid-price determined by an approved independent pricing vendor.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The Board may engage independent valuation firms to fair value the Fund’s investments. A retained independent valuation firm will have expertise in complex valuations associated with alternative investments and utilize a variety of techniques to calculate a security’s/instrument’s valuation. The valuation approach may vary by security/instrument but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed.

The Adviser seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser will consider an “override” of the particular valuation. The Adviser will consider all available information at its disposal prior to making a valuation determination.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.]

CONFLICTS OF INTEREST

[Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by, among other things, having a portfolio manager focus on a particular investment discipline and/or reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

Through the various activities of the Adviser and its affiliates, the Adviser and/or its affiliates may acquire material non-public information or otherwise be restricted from trading in certain potential investments that the Fund otherwise might have purchased or sold.

With respect to securities transactions for clients, the Adviser determines which dealer to use to execute each order. However, the Adviser may direct securities transactions to a particular dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.]

SHARE REPURCHASE PROGRAM

The Fund does not currently intend to list the Shares on a securities exchange and does not expect a secondary market to develop in the foreseeable future. Accordingly, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase or redeem such Shareholder’s Shares or any portion thereof. However, the Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (at least 5%). Shareholders are not permitted to transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Shares, and no such market is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

The Fund is an “interval fund,” which is designed to provide some liquidity to Shareholders by making quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with relevant regulatory requirements (as discussed below). In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding Shares. Quarterly repurchases will occur in the months of [March, June, September and December] starting in [June 2023]. The Fund’s offer to purchase Shares is a fundamental policy that may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notifications of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”), which is ordinarily on the third Friday of the month in which the repurchase occurs. The Fund expects to determine the NAV applicable to repurchases on the business day following the Repurchase Request Deadline. However, the NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”), although the NAV is expected to be determined on the business day following the Repurchase Request Deadline. The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks—Repurchase Offers Risk.”

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) in connection with any given Repurchase Request Deadline. However, the Repurchase Offer Amount, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund is permitted to accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund will send each Shareholder of record and each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”).  The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender Shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and set forth the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”).  The notice will also indicate the NAV that has been computed no more than seven days before the date of notification, and the process through which Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Investors may call (503) 952-0700 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs of the Fund, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline.  Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase Shares on a pro rata basis.  However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Consequences of Repurchase Offers

From the time the Fund sends the Shareholder Notification until the Repurchase Pricing Date for that offer, the Fund must maintain assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, such assets will consist of investments that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the Repurchase Payment Deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Other Risks Related to the Fund — Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “Tax Aspects” below and in the Statement of Additional Information.

DESCRIPTION OF CAPITAL STRUCTURE

Shares of Limited Liability Company Interests

The Limited Liability Company Operating Agreement authorizes the Fund’s issuance of an unlimited number of Shares of limited liability company interests of each class. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Limited Liability Company Operating Agreement and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit incorporated in the State of Delaware and therefore will not be personally liable for the Fund’s debts or obligations.

Share Classes

The Fund may offer additional classes of shares in the future. The Fund intends to apply for exemptive relief from the SEC that will permit the Fund to issue multiple classes of shares; there is no assurance, however, that the relief will be granted. Until such exemptive relief is granted and the Fund registers a new share class, the Fund will only offer one class of shares.

Shares

Under the terms of the Limited Liability Company Operating Agreement, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Except as otherwise provided by the Directors, Shares will have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Fund, and will be freely transferable, except where their transfer is restricted by law or contract. The Limited Liability Company Operating Agreement provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Limited Liability Company Operating Agreement or a resolution of the Board. There will be no cumulative voting in the election of Directors. Under the Limited Liability Company Operating Agreement, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Preferred Shares and Other Securities

The Limited Liability Company Operating Agreement provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred Shares, if any are issued, must be entitled as a class to elect two Directors at all times and to elect a majority of the Directors if distributions on such preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred Shares.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Pursuant to the Limited Liability Company Operating Agreement, Directors and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Director’s or officer’s duty.

Except as otherwise provided in the Limited Liability Company Operating Agreement, the Fund will indemnify and hold harmless any current or former Director or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense of any claim, action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Director or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund. In accordance with the 1940 Act, the Fund will not indemnify any Director or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Directors and officers prior to a final determination regarding entitlement to indemnification as described in the Limited Liability Company Operating Agreement.

The Fund has entered into the Investment Advisory Agreement with Morrison Street Capital, LLC. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Pursuant to the Limited Liability Company Operating Agreement, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives an undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Directors; Appointment of Directors; Vacancies; Removal

The Limited Liability Company Operating Agreement provides that the Board may fix the number of Directors from time-to-time. As set forth in the Limited Liability Company Operating Agreement, a Director’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Directors at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Directors then in office. To the extent that the 1940 Act requires that Directors be elected by Shareholders, any such Directors will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Limited Liability Company Operating Agreement provides that any Director may be removed (provided that after the removal the aggregate number of Directors is not less than the minimum required by the Limited Liability Company Operating Agreement) (i) with or without cause, by at least a majority (greater than 50%) of the remaining Directors; or (ii) with or without cause, at any meeting of Shareholders, by at least two-thirds (66 2/3%) of the outstanding shares of the Fund.

Action by Shareholders

The Limited Liability Company Operating Agreement provides that Shareholder action can be taken only at a meeting of Shareholders. Subject to the 1940 Act, the Limited Liability Company Operating Agreement or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

Amendment of Limited Liability Company Operating Agreement

Subject to the provisions of the 1940 Act, pursuant to the Limited Liability Company Operating Agreement, the Board may amend the Limited Liability Company Operating Agreement without any vote of Shareholders unless said amendment would 1) reduce the rights attaching to the Shares held by any Person as against the rights attaching to the Shares held by any other Person, except to the extent specifically contemplated by Section 5.01(a) of the Limited Liability Company Operating Agreement; or 2) modify the events causing the dissolution of the Fund.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Limited Liability Company Operating Agreement provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

If and to the extent that any provision of the Limited Liability Company Operating Agreement conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Limited Liability Company Operating Agreement; provided, however, that such determination shall not affect any of the remaining provisions of the Limited Liability Company Operating Agreement or affect the validity of any action taken or omitted to be taken prior to such determination.

TAX ASPECTS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” As with any taxable investment, Shareholders may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances. Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to Shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will qualify as a RIC if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.

In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to Shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to Shareholders (including amounts that are reinvested pursuant to the DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Shareholders. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Fund will be, subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate Shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with OID, may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a distribution to Shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify, and maintain its qualification to be subject to tax as a RIC and to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Fund. If at least 50% of the value of the Fund’s total assets at the close of each quarter of its tax year is represented by interests in other RICs, the Fund may elect to “pass-through” to Shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Fund Shareholders, and which will be recognized by Fund Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Some of the CLOs in which the Fund invests may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs. The Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a qualified electing fund, or “QEF”, election, is generally treated as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC if (A) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. The Fund’s income inclusion with respect to a CFC is generally treated as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC either if (A) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions during a tax year made by the Fund before such losses were recognized would be re-characterized as a return of capital to Fund Shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Fund Shareholder’s tax basis in Fund Shares.

If the Fund utilizes leverage through the issuance of preferred Shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Fund Shares. Limits on the Fund’s ability to pay dividends on Fund Shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Fund Shares because of any applicable asset coverage requirements, the terms of preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred Shares would be entitled to receive upon repurchase or liquidation of such preferred Shares.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The remainder of this discussion assumes that the Fund has qualified and maintained its qualification as a RIC and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s tax basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.

A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Shareholders.

Distributions made by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and generally will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

If a person acquires Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such Shares.

Distributions paid by the Fund generally will be treated as received by a Shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the Shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the distribution was declared.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares. The Fund (or if a U.S. Shareholder holds Shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate generally applicable to long-term capital gains. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

Sale or Exchange of Shares

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may be treated as a dividend (as opposed to a sale or exchange) for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a Shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

In general, U.S. Shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate Shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to Shareholders. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax on Net Investment Income

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from repurchases or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident Shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.

The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” (including any deemed distributions with respect to a repurchase offer) will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. Shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to non-U.S. Shareholders.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% U.S. tax.

Furthermore, properly reported distributions by the Fund and received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PLAN OF DISTRIBUTION

[ ], located at [ ] (the “Distributor”), is the principal underwriter of Shares of the Fund. Shares may be purchased only through the Distributor. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of its contract with the Fund. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Distributor will also act as agent for the Fund in connection with repurchases of Shares.

Shares of the Fund will be continuously offered through the Distributor, as the exclusive distributor. The Fund has authorized one or more intermediaries (e.g., brokers, investment advisers, etc. collectively “Intermediaries”) to receive orders on its behalf. Such Intermediaries are authorized to designate other Intermediaries to receive orders on the Fund’s behalf. The Fund will be deemed to have received an order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. The Shares will be offered at NAV per share calculated each regular business day.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

Investors may be charged a fee if they effect transactions through an Intermediary.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and does not anticipate that a secondary market will develop for its Shares. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Shares.

The Distributor is not obligated to buy any of the Shares and does not intend to make a market in the Shares. The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the 1933 Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Director and former Director against certain liabilities under the 1933 Act and in connection with the services rendered to the Fund.

Pursuant to the Fund’s agreement with the Distributor, the Distributor will receive fees from the Fund for services performed as the distributor of Shares.

HOW TO BUY SHARES

Shareholders who invest in the Fund through an Intermediary should contact their financial Intermediary regarding purchase procedures. All investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares. Purchase through an Intermediary does not affect these eligibility requirements.

A purchase of Shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, its authorized agent, its Distributor’s authorized agent, or authorized Intermediary or the Intermediary’s authorized designee if received at a time when the Fund is open to new investments. A purchase order is in “good order” when the Fund, its Distributor’s agent, an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once the Fund (or one of its authorized agents) accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

Some Intermediaries may impose different or additional eligibility requirements. The Adviser has the discretion to further modify or waive their eligibility requirements.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. The Fund reserves the right to refuse any request to purchase Shares. The Shares are subject to the investment minimums described below.

Investment Minimum

The minimum initial investment in the Fund is $[ ], while subsequent investments may be made in any amount. The Adviser may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. The financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. If you choose to purchase shares from or effect repurchase requests directly with the Fund, you will not incur charges on such purchases and repurchases. However, if you purchase shares or effect repurchase requests through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Other Policies

No Share Certificates. The issuance of Shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of Shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing Shares of the Fund.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, taxpayer identification number, or other identifying information.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

DISTRIBUTIONS

The Fund intends to distribute to its shareholders as dividends all or substantially all of its net investment income and any realized net capital gains. Distributions from the Fund’s net investment income are accrued daily and typically paid [quarterly]. The dividend rate may be modified by the Board from time to time.

To the extent that any portion of the Fund’s distributions are considered a return of capital to Shareholders, such portion would not be considered dividends for U.S. federal income tax purposes, and would represent a return of the amounts that such Shareholders invested. Although such return of capital distributions are not currently taxable to Shareholders, such distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on date determined by the Board.

Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to Shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions to Shareholders using proceeds it receives from Fund distributions, such distributions generally would constitute a return of investor capital and generally will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “Tax Aspects” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.

Dividend Reinvestment Plan

Dividends and capital gains distributions are automatically reinvested, unless otherwise noted. You may notify the Transfer Agent in writing to:

●	Choose to receive dividends or distributions (or both) in cash; or

●	Change the way you currently receive distributions

Shares may be distributed in lieu of cash. The number of Shares that will be distributed in lieu of cash is determined by dividing the dollar amount of the distribution to be reinvested by the NAV as of the close of business on the day of the distribution.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact the Transfer Agent by telephone at [ ].

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year is expected to end on December 31, 2023. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

INQUIRIES

Inquiries concerning the Fund and the Shares should be directed to:

Morrison Street Income Fund, LLC

4949 Meadows Road, Suite 490, Lake Oswego, OR 97035

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

MORRISON STREET INCOME FUND, LLC

SHARES OF BENEFICIAL INTEREST

PROSPECTUS

[ ], 2023

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated December 27, 2022

MORRISON STREET INCOME FUND, LLC

STATEMENT OF ADDITIONAL INFORMATION

[●], 2023

This Statement of Additional Information (the “SAI”) provides additional information to the Prospectus for Morrison Street Income Fund, LLC (the “Fund”) dated [●], 2023 as it may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by writing to the Fund at 4949 Meadows Road, Suite 490, Lake Oswego, Oregon 97035, by calling (503) 952-0700 or by visiting the Fund’s website at https://morrisonstreetcapital.com.

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually. Once available, copies of the Annual Report to Shareholders may be obtained upon request, without charge, by contacting the Fund at the address or telephone number listed above.

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INVESTMENT POLICIES AND RISKS

Simultaneous with the commencement of the Fund’s operations, the Morrison Street Income Fund, L.P. (the “Predecessor Fund”), a private fund that was not registered under the 1940 Act, will be reorganized with and into the Fund. The Fund’s investment objective, strategies and policies, investment adviser and portfolio managers are, in all material respects, equivalent to those of the Predecessor Fund.

The Fund’s principal investment strategies and the risks associated with the same are described in the “Summary of Terms” and “Types of Investments and Related Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

Borrowing. The Fund may borrow for investment purposes and for other purposes permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under current law as interpreted by the SEC and its staff, the Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings. Borrowing tends to amplify the effects on the Fund’s NAV of any change in the Fund’s portfolio securities. Borrowing subjects the Fund to costs in the form of interest, which the Fund may not recover through investment earnings. The Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. These types of requirements would increase the cost of borrowing to the Fund over the stated interest rate.

Cash Investments. When Morrison Street Capital, LLC (the “Adviser”) believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of the Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Collateralized Debt Obligations (“CDOs”). A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.

Collateralized Loan Obligations (“CLOs”). CLOs are debt instruments typically backed by a pool of loans. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

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In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Classes of CMOs may also include interest only (“IOs”) and principal only (“POs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and the Fund may not receive all or part of its principal. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Cybersecurity Risk. As technology becomes more integrated into the Fund’s operations, the Fund will face greater operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity threats may result from unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Fund works closely with third-party service providers (e.g., administrators, transfer agents, custodians and sub-advisers), cybersecurity breaches at such third-party service providers may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The same is true for cybersecurity breaches at any of the issuers in which the Fund may invest. While the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there can be no assurance that such measures will succeed.

Derivative Instruments. The Fund’s derivatives and other similar instruments (collectively referred to in this section as “derivatives” or “derivative investments”) have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Counterparty risk also includes the risks of having concentrated exposure to a counterparty. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Using derivatives is also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter (OTC) derivatives because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the Fund’s gains or losses and the risk of owning such instruments. Like most other investments, derivatives are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The use of derivatives may also subject the Fund to liquidity risk which generally refers to risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands noted above. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

[The Adviser, with respect to the Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund’s operations. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.]

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

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Regulation of the derivatives market presents additional risks to the Fund and may limit the ability of the Fund to use, and the availability or performance of such instruments. Under the 1940 Act and regulations thereunder, a Fund may trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a “limited derivatives users” exception which imposes a limit on notional derivatives exposure or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. When a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for a Fund subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. To comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund.

Equity Securities.

Preferred Stock.  Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and exchange traded funds (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the U.S. Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

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An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed Income Securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. A fund with a negative average portfolio duration may increase in value when interest rates rise, and generally incurs a loss when interest rates decline. If an issuer calls or redeems an instrument held by the Fund during a time of declining interest rates, the Fund might need to reinvest the proceeds in an investment offering a lower yield, and therefore may not benefit from any increase in value as a result of declining interest rates. A fund with a negative average portfolio duration may decline in value as interest rates decrease.

Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.

High Yield Securities. When investing in fixed income securities, the Fund may purchase securities regardless of their rating, including fixed income securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds”. Investments in securities rated below investment grade that are eligible for purchase by the Fund are described as “speculative” by Moody’s, S&P and Fitch. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value (“NAV”) of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

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The use of credit ratings to evaluate high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the security if the Adviser deems it in the best interest of shareholders.

Hybrid Securities. Preferred stock, including trust-preferred stocks, has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. [The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor.] Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Illiquid Securities. Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the securities are liquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Directors.

Investment Company Securities.

Registered Funds. The Fund may invest in the securities of other registered investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called underlying funds).

When the Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund may invest in underlying funds in excess of the 5% and 10% limits described above as long as the Fund (and all of is affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such underlying fund. If the Fund seeks to redeem shares of an underlying fund purchased in reliance on Section 12(d)(1)(F), the underlying fund is not obligated to redeem an amount exceeding 1% of the underlying fund’s outstanding shares during a period of less than 30 days.

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In addition, Rule 12d1-4 under the 1940 Act allows a fund to acquire shares of an underlying fund in excess of the limits described above. Fund of funds arrangements relying on Rule 12d1-4 are subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a subadviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent the Fund is an acquired fund in reliance on Rule 12d1-4, the limitations placed on acquired funds under Rule 12d1-4 may limit or restrict the Fund’s ability to acquire certain investments.

Hedge Funds. “Hedge funds” are private investment funds that would be required to register as investment companies but for an exemption under section 3(c)(1) or 3(c)(7) of the 1940 Act. Hedge funds are not subject to the requirements and protections of the 1940 Act. In addition, investors should be aware that hedge funds often engage in leverage, short-selling, arbitrage, hedging, derivatives, and other speculative investment practices that may significantly increase investment loss. Hedge funds are highly illiquid, are not required to provide periodic pricing or valuation information to investors, and often charge high fees that can erode investment performance. Certain hedge funds charge performance fees that may create an incentive for its manager to make investments that are riskier or more speculative than those it might have made in the absence of a performance fee. Additionally, hedge funds need not have independent boards of trustees and do not require investor approval of advisory contracts.

Market Disruptions Risk. The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from, but not limited to, war; terrorism; market manipulation; government interventions, defaults and shutdowns; political changes or diplomatic developments; embargoes, tariffs, sanctions and other trade barriers; public health emergencies (such as the spread of infectious diseases, pandemics and epidemics); and natural/environmental disasters. Any of these events could negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder redemption requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

Money Market Funds. The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV money market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV money market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

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In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options to for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. Under a letter agreement entered into in January 2021, the GSEs are permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework. The letter agreement also permits the GSEs to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and the GSEs have the minimum capital required by FHFA’s rules. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the Fund’s investments to lose value.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Operational Risk. An investment in the Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these errors, failures or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a materially adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

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Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving the type of securities in which it is permitted to invest. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Fund will seek to liquidate such collateral. The exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Certain repurchase agreements the Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. The Fund will not invest more than 33 1/3% of its net assets in repurchase agreements.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate their interest in the underlying securities. While the management of the Fund acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act (“144A Securities”) and are determined to be liquid are not subject to the limitations on illiquid securities.

Reverse Repurchase Agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes or to meet repurchase requests so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

Securities Lending. The Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The terms of the Fund’s loans permit the Fund to reacquire loaned securities upon demand within a customary settlement period. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

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The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered, as collateral, cash, U.S. Government securities and standby letters of credit issued by a bank that is not the Fund’s lending agent.

Subordinated Debt Securities. Subordinated debt securities, sometimes also called “junior debt” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Subordinated debt securities are subject to the same risks as other fixed income securities and are also subject to increased credit risk because the issuer, by definition, has issued other, more senior debt securities.

U.S. Government Obligations. U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Increased government spending, including in response to COVID-19, can cause the national debt to rise higher, which could heighten these associated risks.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

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Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

[When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.]

[Zero-Coupon, Delayed Interest and Capital Appreciation Securities. Zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities are securities that make no periodic interest payments, but are sold at a discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because such securities bear no interest and generally compound periodically at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.]

INVESTMENT RESTRICTIONS

Fundamental. The investment policies described below have been adopted by the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Except for those investment policies specifically identified as fundamental in the Prospectus and this SAI, the Fund’s investment objective as described in the Prospectus and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board without the approval of shareholders.

The fundamental policies adopted with respect to the Fund are as follows:

1. Borrowing Money. The Fund will borrow money as permitted under the 1940 Act.

2. Senior Securities. The Fund will issue senior securities as permitted under the 1940 Act.

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3. Underwriting. The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

4. Real Estate. The Fund may purchase or sell real estate as permitted under the 1940 Act.

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will make loans to other persons as permitted under the 1940 Act.

7. Concentration. The Fund will concentrate its investments in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in real estate investment trusts.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

The following are interpretations of the fundamental investment policies of the Fund and may be revised without shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time:

Borrowing Money. Under current law as interpreted by the SEC and its staff, the Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks that accompany borrowing, the 1940 Act requires the Fund to maintain at all times an asset coverage of 300% of the amount of its borrowings. The Fund expects to use proceeds from borrowing for investment purposes and to satisfy shareholder repurchase requests.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%. Shareholders of preferred stock also must have the right, as a class, to elect at least two directors at all times and to elect a majority of directors if dividends on their stock are unpaid in certain amounts.

Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund may hold commodities acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). Subject to this limitation, the Fund may make loans, for example: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; (c) by making loans secured by real estate; (d) by making loans to affiliated funds as permitted by the SEC; or (e) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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Concentration. Under current SEC and SEC staff interpretation, the Fund would “concentrate” its investments if 25% or more of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements collateralized by U.S. Government securities, or in tax-exempt securities issued by the states, territories, or possessions of the United States (“municipal securities”), excluding private activity municipal securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity; (2) investments in issuers domiciled in a single jurisdiction provided that the Fund does not invest greater than 25% in a particular industry; or (3) certain asset-backed securities that are backed by a pool of loans issued to companies in a wide variety of industries unrelated to each other such that the economic characteristics of such a security are not predominantly related to a single industry to the extent permitted by the 1940 Act. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to fundamental policy 1.

Notwithstanding any of the foregoing policies, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

MANAGEMENT

Directors and Officers

The Board is responsible for the overall management of the Fund, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. Unless otherwise indicated in the table below, the address of each Director and officer of the Fund is c/o Morrison Street Capital, LLC, 4949 Meadows Road, Suite 490, Lake Oswego, Oregon 97035. Additional information about the Directors and officers of the Fund is provided in the table below.

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held During the Past 5 Years
Independent Directors of the Fund(2)
[●]	[●]	[●]	[●]	[●]	[●]
Interested Director of the Fund
Rance S. Gregory [Year of Birth]	Interested Director, Chairman	Since [●]; indefinite term	Chief Executive Officer, Morrison Street Capital, LLC	1	[●]
(1)	As of the date of this SAI, the Fund Complex only includes the Fund.

(2)	The Directors of the Fund who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Directors”).

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Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Fund
[●]	[●]	[●]	[●]

Additional Information Concerning the Board of Directors.

The Role of the Board

The Board oversees the management and operations of the Fund. Like all registered funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, the distributor, administrator, the custodian and the transfer agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board Meetings, which are typically held quarterly, and involve the Board’s review of recent operations. While the Adviser compensates the CCO for these services to the Fund, the Fund reimburses the Adviser for a portion of the CCO’s salary.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees—an Audit Committee and a Nominating and Governance Committee—that are discussed in greater detail below under “Board Committees.” At least a majority of the Board is comprised of Independent Directors who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Directors.

As noted, the majority of the Board is comprised of Independent Directors, and the Board believes that maintaining a Board that has a majority of Independent Directors allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Fund, the Independent Directors have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Fund.

The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board of Directors receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as Directors of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Directors has demonstrated a commitment to discharging their oversight duties as directors in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Director and his or her Director Attributes.

[To be updated by subsequent amendment.]

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Board Committees

The Fund has two standing committees: the Audit Committee and the Nominating and Governance Committee. As the Fund is recently organized, no meetings of the above committees have been held in the most recent fiscal year.

The Audit Committee is comprised of [●]. The function of the Committee is to review the scope and results of the annual audit of the Fund and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s financial reporting. The Committee also recommends to the Board of Directors the annual selection of the independent registered public accounting firm for the Fund, and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Fund’s management financial and administrative matters relating to the Fund.

The Nominating and Governance Committee is comprised of [●]. The Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors. The Committee has a policy in place for considering Director candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by shareholders for up to one year from receipt. Nomination submissions should be sent to:

Secretary, Morrison Street Income Fund, LLC

c/o Morrison Street Capital, LLC

4949 Meadows Road, Suite 490

Lake Oswego, Oregon 97035

The Committee meets on an as needed basis.

Director Ownership of Fund Shares and Other Interests

The table below shows, for each Director, the amount of the Fund’s equity securities beneficially owned by each Director and the aggregate value of all investments in equity securities of the Fund, as of [ ], stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Director	Dollar Range of Equity Securities in the Fund
Independent Directors
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
Interested Directors
Rance S. Gregory	[ ]

As of [ ], the Directors and officers of the Fund as a group beneficially owned less than 1% of the total outstanding shares of the Fund.

Compensation

Each Director who is not an “interested person” (i.e., an “Independent Director”) of the Fund Complex (which includes affiliated registrants not disclosed in this SAI, if any) receives an annual retainer of $[●], (pro-rated for any periods less than one year), paid quarterly as well as $[●] for attending each regularly scheduled meeting in person in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chair receives additional annual compensation of $[●] (pro-rated for any periods less than one year) and the Chair of the Board receives an additional $[●]. Independent Directors are eligible for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings.

The Fund does not have any pension nor retirement plans.

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	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex(1) Paid to Directors
Name of Person/Position
Non-Interested Directors
[●]	$[●]	$[●]
Interested Director(2)
Rance S. Gregory	$0	$0

(1)	As of the date of this SAI, the Fund Complex only includes one fund: the Fund.

(2)	As an Interested Director, Mr. Gregory does not receive compensation from the Fund Complex.

Investment Adviser

The Fund’s Adviser is Morrison Street Capital, LLC, 4949 Meadows Road, Suite 490, Lake Oswego, Oregon 97035. Morrison Street Capital, LLC was founded in 2002 by Rance S. Gregory, the Chief Executive Officer of the Adviser.

Under the investment advisory agreement, dated as of [ ], 2023 (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board of Directors. Pursuant to the Investment Advisory Agreement and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

The Management Fee is calculated and payable monthly in arrears at the annual rate of [ ]% of the [average daily value of the Fund’s net assets].

[The Incentive Fee is calculated as follows: 10.0% of the Fund’s Pre-Incentive Fee Net Investment Income (defined below), if any, that exceeds 2.50% of the Fund’s quarterly rate of return in any calendar quarter is payable to the Adviser once the hurdle rate is reached, subject to the Incentive Fee Cap (defined below). The Fund’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its weighted average net asset value for the calendar quarter. For the avoidance of doubt, no Incentive Fee will be payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the quarterly hurdle rate of 2.50%.

The Incentive Fee will be subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in respect of any calendar quarter is an amount equal to (i) 10% of the difference between the Cumulative Net Return (defined below) during the relevant trailing four calendar quarters and the hurdle of 10% of the Fund’s rate of return during the relevant trailing four calendar quarters, less (ii) aggregate Incentive Fees paid in the preceding three calendar quarters.

If, in any calendar quarter, the Incentive Fee Cap is zero or a negative value, no Incentive Fee will be paid in respect of that calendar quarter. If, in any calendar quarter, the Incentive Fee for such calendar quarter would otherwise cause the Incentive Fee to exceed the Incentive Fee Cap, the Incentive Fee will be limited by the Incentive Fee Cap.

Pre-Incentive Fee Net Investment Income. The Incentive Fee is calculated and payable quarterly in arrears and equals 10% of the Fund’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to a preferred return, or “hurdle,” and an Incentive Fee Cap feature. No Incentive Fee will be payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the quarterly hurdle rate of 2.50%. For this purpose, Pre-Incentive Fee Net Investment Income means interest in-come, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from an investment, which are deferred and recognized on a straight-line basis) accrued during the calendar quarter, minus the Fund’s operating expenses for the calendar quarter (including the Management Fee and Fund expenses, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Fund has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, no Incentive Fees are payable in respect of any capital gains, and other than as described in the Incentive Fee Cap, no Incentive Fees are reduced in respect of any capital losses.

Cumulative Net Return. Cumulative Net Return during the relevant trailing four calendar quarters means (i) the Pre-Incentive Fee Net Investment Income in respect of the relevant trailing four calendar quarters less (ii) any Net Capital Loss (defined below), if any, in respect of the relevant trailing four calendar quarters.

Net Capital Loss. Net Capital Loss in respect of a calendar quarter means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in respect of such period and (ii) aggregate capital gains, whether realized or unrealized, in respect of such period.

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The Adviser may share a portion of Management Fees and/or Incentive Fees that it receives in respect of additional equity investments in the Fund to one or more affiliates.]

[The Adviser retains the right to use the name “Morrison Street” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Fund’s right to use the name “Morrison Street” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.]

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

[●] are the Portfolio Managers of the Fund. As of [●], the Portfolio Managers were responsible for managing the following types of accounts for the Adviser, other than the Fund(s) for which they serve as a portfolio manager:

[●]

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[●] $[●]	[●] $[●]	[●] $[●]	[●] $[●]	[●] $[●]	[●] $[●]

Compensation: The Portfolio Managers receive an annual base salary from the Adviser. [●] has an ownership interest in the Adviser and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus, which is based on: profitability of the Adviser; assets under management; investment performance of managed accounts; compliance with the Adviser’s policies and procedures; contribution to the Adviser’s goals and objectives; anticipated compensation levels of competitor firms; effective research; role and responsibilities; client satisfaction; asset retention; teamwork; leadership; and risk management.

Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

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The Fund is required to show the dollar amount ranges of the portfolio managers’ beneficial ownership of shares of the Fund as of [●]:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
[●]	[●]

REPURCHASE OF SHARES

In order to provide some liquidity to shareholders, the Fund makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. Notices of each quarterly repurchase offer are sent to shareholders at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases no later than the 14 calendar days after the Repurchase Request Deadline (or the next business day, if the 14th calendar day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.

The section entitled “Share Repurchase Program” in the Prospectus discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for Shares tendered in a repurchase offer, the effect of repurchase policies on the liquidity of the Fund, the consequences of repurchase offers and other details regarding the repurchase offers, including associated risks. The Fund’s fundamental policies with respect to repurchase offers are discussed in “Investment Restrictions” in this SAI.

See “Types of Investments and Related Risks – Repurchase Offers Risks” in the Prospectus for a description of the risks associated with the Fund’s repurchase offers. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “Taxation” below.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1940 Act and the rules and regulations thereunder and other applicable law.

PORTFOLIO TRANSACTIONS

Since the Fund generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

Subject to policies established by the Fund’s Board, the Adviser is primarily responsible for the execution of any traded securities in the Fund’s portfolio and the Fund’s allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operations facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While the Adviser generally seeks reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

As of the date of this SAI, there were no brokerage commissions because the Fund had not yet commenced investment operations.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Fund which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has also adopted the following Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”).

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In its role as investment adviser to the Fund, the Adviser has adopted those proxy voting policies adopted by the Fund. To the extent that the Fund’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objective, subject to the provisions of the Fund’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser will vote proxies in the best interests of the Fund. The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and the selection of auditors, absent conflicts of interest (e.g., an auditor’s provision of non-audit services). The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser may also consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Fund’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of the Fund.

The Fund will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (855) 751-4324 and on the SEC’s website at www.sec.gov.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of the Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax consequences of an investment in the Fund.

Qualification as a Regulated Investment Company

The Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code.

Federal Income Tax Consequences of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. To be subject to tax as a regulated investment company, generally the Fund must satisfy the following requirements:

●         The Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

●         The Fund must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities and net income derived from interests in qualified publicly traded partnerships.

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●         The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, the Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. To the extent that the Fund uses equalization accounting it will allocate a portion of its undistributed investment company taxable income and net capital gain to repurchases of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion below on what happens if the Fund fails to qualify for that treatment).

The Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. The excess of the Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. The Fund cannot carry back or carry forward any net operating losses.

As of the most recent fiscal year end, the Fund did not have any capital loss carry-forwards because the Fund had not yet commenced investment operations.

Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will generally be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a regulated investment company. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a regulated investment company by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you generally would be characterized as ordinary income. A portion of these distributions may qualify for the dividends-received deduction when paid to certain corporate shareholders.

A portion of the Fund’s distributions paid to individuals may be treated as “qualified dividend income,” and may be subject to a maximum Federal income tax rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, such distributions are not treated as qualified dividend income.

Given the Fund’s investment strategies, it is not expected that a significant portion of the Fund’s dividends will be eligible to be reported as qualified dividend income or the dividends-received deduction.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from repurchases or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions to you generally would be characterized as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund intends to operate, each year, using a fiscal and taxable year ending January 31.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividend income or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received instead of shares.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of the Fund are held by at least 500 persons at all times during a taxable year, (ii) shares of the Fund are treated as regularly traded on an established securities market or (iii) shares of the Fund are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended). If the Fund is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (i) the Fund’s earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management fees paid to the Fund’s investment adviser and certain of the Fund’s other expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Certain Tax Rules Applicable to Fund Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Additionally, some of the debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income. The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

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The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions being suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts being treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract, futures contract or similar financial instrument denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

The Fund may invest in shares of foreign corporations (including equity interests in certain CLOs) which may be treated as passive foreign investment companies (“PFICs”) under the Code. In general, a foreign corporation is treated as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund tax years and an interest factor will be added to the tax, as if the tax had been payable in such prior tax years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been characterized as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given tax year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, the Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. The Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a qualified electing fund, or “QEF”, election, is generally treated as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a regulated investment company if (A) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

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If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in the Fund’s investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the distribution requirements applicable to regulated investment companies. The Fund’s income inclusion with respect to a CFC is generally treated as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a regulated investment company either if (A) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The Funds might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of the Fund’s income from a real estate investment trust (“REIT”) that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to Federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a tax year is subject to an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any tax year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the tax year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the tax year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

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Federal Excise Tax

A 4% nondeductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount at least equal to the sum of: (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ended on October 31 of the calendar year; and (3) all ordinary taxable income and capital gains for previous years that were not distributed or taxed during such years and on which the regulated investment company did not incur any Federal income tax. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund is generally required to: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses (and certain other ordinary gains and losses) incurred after October 31 of any tax year in determining the amount of ordinary taxable income for the current calendar year. Each Fund will include such gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.

Sale, Exchange or Repurchase of Shares

In general, you will recognize gain or loss on the sale, exchange or repurchase of Fund shares in an amount equal to the difference between the proceeds of the sale, exchange or repurchase and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the same Fund within 30 days before or after the sale, exchange or repurchase (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or repurchase of Fund shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to the non-tendering shareholder. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury at a rate under current law of 24% of taxable distributions and the proceeds of repurchases of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a C corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded if proper documentation is provided.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

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Foreign Income Tax

Investment income received by a Fund from sources within foreign countries as well as gains or the proceeds from the sale or other disposition of foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund subject to certain exceptions. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to: (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund; (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

Foreign Shareholders

The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons (“foreign shareholders”) should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that taxable distributions to them (including any deemed distributions with respect to a repurchase offer) would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors). An investment in the Fund may also be included in determining a foreign shareholder’s U.S. estate tax liability.

Properly reported dividends received by a foreign shareholder from a regulated investment company are generally exempt from U.S. Federal withholding tax when they (i) were paid in respect of the regulated investment company’s “qualified net interest income” (generally, the regulated investment company’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the regulated investment company’s “qualified short-term capital gains” (generally, the excess of the regulated investment company’s net short-term capital gain over the regulated investment company’s long-term capital loss for such taxable year). The Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Furthermore, in the case of Fund shares held through an intermediary, the intermediary may have withheld U.S. Federal income tax, even if the Fund reported all or a portion of such potentially eligible dividends as having been derived from qualified net interest or income or from qualified short-term capital gains.

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A “principal shareholder” is any person who owns of record or beneficially 5% or more of any class of the outstanding Fund. Shareholders holding greater than 25% interest in the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of the date of this SAI, the Adviser owns 100% of the Fund’s outstanding securities, but is not expected to own greater than 25% of the voting securities of the Fund subsequent to the reorganization of the Predecessor Fund with and into the Fund.

OTHER SERVICE PROVIDERS

Administrator and Transfer Agent

[●], located at [●], acts as administrator, fund accountant and transfer agent to the Fund pursuant to respective agreements. [●] provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, [●] does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

25

Pursuant to the Fund’s administration agreements with [●], [●] will receive fees from the Fund for services performed as administrator, transfer agent and fund accountant. [●] expects to receive a fee based on the average daily net assets of the Fund, subject to an annual minimum amount.

The Fund paid no administration and fund accounting fees to [●] as of the date of this SAI because the Fund had not yet commenced investment operations.

Chief Compliance Officer

[The Fund has entered into an agreement with [●], located at [●], pursuant to which [●] provides the Fund with the services of an individual to serve as the Fund’s Chief Compliance Officer. This individual does not have a role in determining the investment policies of the Fund, or which securities are to be purchased or sold by the Fund.]

Custodian

[●] is the Custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian’s address is [●]. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. [●] and the Fund’s principal underwriter are affiliated entities under the common control of [●]. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm

[●] (the “Auditor”), has been selected as the independent registered public accounting firm for the Fund. The Auditor’s address is [●]. The Auditor will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested.

Legal Counsel

Dechert LLP, located at Three Bryant Park, 1095 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Fund.

Distributor

[●] (the “Distributor”), located at [●], serves as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Fund and the Distributor (the “Distribution Agreement”), the Distributor acts as the Fund’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement between the Fund and the Distributor has an initial term of two years and subsequently will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Directors. The Distribution Agreement is terminable without penalty by the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Directors, or by the Distributor on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Pursuant to the Distribution Agreement, the Distributor will receive fees from the Fund for services performed as the distributor of Shares.

26

OTHER MATTERS

Code of Ethics

The Fund, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which are designed to eliminate conflicts of interest between the Fund and personnel of the Fund, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Fund’s registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, are available on the SEC’s website at www.sec.gov or may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

27

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has had no operations other than matters relating to its organization and offering as a closed-end management investment company under the 1940 Act.

28

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

25(1) Financial Statements:

Not applicable, as Registrant has not yet commenced operations.

25(2)	Exhibits

	(a)(1)	Certificate of Formation.*

	(a)(2)	Limited Liability Company Operating Agreement.*

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)	Incorporated by reference to Exhibit (a)(2) above.

	(e)	Dividend Reinvestment Plan.**

	(f)	Not Applicable.

	(g)	Investment Advisory Agreement between the Registrant and Morrison Street Capital, LLC. **

	(h)	Distribution Agreement.**

	(i)	Not Applicable.

	(j)	Custody Agreement.**

	(k)(1)	Administration and Fund Accounting Agreement.**

	(k)(2)	Transfer Agency Agreement.**

	(k)(3)	Expense Limitation Agreement between the Registrant and Morrison Street Capital, LLC.**

	(k)(4)	Fund CCO Agreement between the Registrant and [___].**

	(l)	Opinion and Consent of Dechert LLP. **

	(m)	Not Applicable.

	(n)	Consent of independent registered public accounting firm. **

	(o)	Not Applicable.

	(p)	Subscription Agreement between the Registrant and Morrison Street Capital, LLC. **

	(q)	Not applicable.

	(r)(1)	Code of Ethics of the Registrant. **

	(r)(2)	Code of Ethics of Morrison Street Capital, LLC. **

	(r)(3)	Code of Ethics of Distributor. **

	(s)	Not applicable.

	(t)	Powers of Attorney. **

*Filed herewith.

** To be filed by amendment.

Part C-1

Item 26. Marketing Arrangements

See Distribution Agreement.

Item 27. Other Expenses of Issuance and Distribution

To be completed by amendment.

Item 28. Persons Controlled By or Under Common Control

Not Applicable.

Item 29. Number of Holders of Securities*

The following table sets forth the approximate number of record holders of the Registrant’s securities as of [ ].

Title of Class	Number of Record Holders
Units of Limited Liability Company Interests	[ ]

* To be completed by amendment.

Item 30. Indemnification

Reference is made to Section 3.06 of Registrant’s Limited Liability Company Operating Agreement, which is incorporated by reference herein.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.06(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), each officer of the Fund and the Adviser, each officer, director, member, partner, principal, employee or agent of the Adviser, and each of their respective Affiliates, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any Person who controls or is under common control, or otherwise is affiliated, with the Adviser and its executors, heirs, assigns, successors or other legal representatives) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties and reasonable counsel fees incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, an officer of the Fund or the Adviser, any officer, director, member, partner, principal, employee or agent of the Adviser or any of their respective Affiliates, or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.06 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.06 to the fullest extent permitted by law.

Part C-2

(b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.06(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill his or its undertaking or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.06(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such indemnitee’s office or (ii) the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

(d) Any indemnification or advancement of expenses made pursuant to this Section 3.06 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.06 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.06 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.06. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.06, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.06 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.06 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member nor the Adviser shall be personally liable with respect to any such claim for indemnification or advancement of expenses, except to the extent provided in Section 2.10 hereof.

(f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.06 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any officer of the Fund, a Director, the Adviser or other Person.

Part C-3

Item 31. Business and Other Connections of Investment Adviser

Morrison Street Capital, LLC serves as the investment adviser to the Registrant. For information as to the business, profession, vocation or employment of a substantial nature in which Morrison Street Capital, LLC, and each of its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in Morrison Steet Capital, LLC’s Form ADV (File No. 801-70494), as filed with the SEC and incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)     the Registrant, Morrison Street Income Fund, LLC, 4949 Meadows Road, Suite 490, Lake Oswego, OR 97035;

(2)     the Transfer Agent, [___], [___];

(3)     the Custodian, [___]; and

(4)      the Investment Adviser, Morrison Street Capital, LLC, 4949 Meadows Road, Suite 490, Lake Oswego, OR 97035.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)      The Registrant undertakes to suspend the offering of Units until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)      Not applicable.

(3)      The Registrant undertakes

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 Act (the “1933 Act”);

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(3) to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

Part C-4

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants; and

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)      Not applicable.

(5)      Not applicable.

(6)      Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

(7)      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days receipt of a written or oral request, any Statement of Additional Information.

Part C-5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Oswego, and State of Oregon, on December 27, 2022.

Morrison Street Income Fund, LLC

By:	/s/ Rance S. Gregory
Name:	Rance S. Gregory
Title:	Sole Initial Director

Part C-6

INDEX OF EXHIBITS

Exhibit	Exhibit Name

(a)(1)	Certificate of Trust
(a)(2)	Limited Liability Company Operating Agreement

Part C-7